UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3178
                                   ------------


                           AXP DISCOVERY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------

Date of reporting period:    1/31
                         --------------

AXP(R)
    Core Bond
            Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Core Bond Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements                                                 14

Notes to Financial Statements                                        17

Proxy Voting                                                         27

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2   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                      Tom Murphy, CFA*
Since                                                              6/03
Years in industry                                                    18

* The Fund is managed by a team of portfolio managers led by Tom Murphy.

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates
A: 6/19/03      B: 6/19/03      C: 6/19/03      Y: 6/19/03

Ticker symbols
A: ACBAX        B: --           C: --           Y: --

Total net assets                                          $67.5 million

Number of holdings                                                  186

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT    INT.    LONG
          X             HIGH
                        MEDIUM  QUALITY
                        LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 32.6%
U.S. Government obligations & agencies 29.9%
Corporate bonds* 25.0%
Short-term securities 11.9%
Foreign government bonds 0.6%

*    Includes 11.8% Financials,  3.9% Utilities,  3.8% Telecommunications,  2.4%
     Consumer  discretionary,   1.1%  Consumer  staples,  1.0%  Materials,  0.7%
     Industrials, 0.2% Health care, and 0.1% Energy.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                          77.5%
AA bonds                                                            1.3
A bonds                                                             6.3
BBB bonds                                                          14.7
Non-investment grade bonds                                          0.2

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are special considerations associated with investing in bond funds. Principal risks associated with the Fund include market risk, interest rate risk, credit risk and liquidity risk.

Fund holdings are subject to change.

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3   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Tom Murphy discusses AXP Core Bond Fund's positioning and results for the first half of fiscal year 2004.

Q:   How did AXP Core Bond Fund perform for the six months ended Jan. 31, 2004?

A: AXP Core Bond Fund's Class A shares rose 4.03%, excluding sales charge, for the six months ended Jan. 31, 2004. This was less than the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which gained 4.49% for the period. It was also less than Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 4.89% over the same time frame.

Q:   What factors significantly affected the Fund's performance?

A: Based on our historical analyses, we continue to be comfortable that our focus on investment-grade securities within the Lehman Brothers Aggregate Bond Index will provide competitive performance within our peer group over longer time periods. Security selection within both the mortgage and investment-grade sectors were additive to portfolio performance during the period. Unlike other funds in our peer group, which invest in higher-risk non-index sectors like high yield and emerging markets, the Fund did not benefit from the extraordinary returns generated by these out-of-index sectors since late 2002.

(bar graph)

             PERFORMANCE COMPARISON
  For the six-month period ended Jan. 31, 2004

 5%      (bar 1)       (bar 2)       (bar 3)
 4%      +4.03%        +4.49%        +4.89%
 3%
 2%
 1%
 0%

(bar 1) AXP Core Bond Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Aggregate Bond Index(1) (unmanaged)
(bar 3) Lipper Intermediate Investment Grade Index (2)

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The Index reflects reinvestment of all distributions and changes in the market prices, but excludes brokerage commissions or other fees. The Index is frequently used as a general measure of bond market performance. However, the securities used to create the Index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the Index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Earlier in the period we took advantage of volatility in the corporate sector to enhance the quality of our corporate holdings.(end callout quote)

     Since August 2003, the Fed has stated that it believes its accommodative policy can be maintained for a "considerable period." As a result, the yield curve has remained relatively steep and most investors believed there would be no increase in short-term rates until well into mid-2004. On January 28th, the Federal Open Market Committee statement substituted "patient" for "considerable period." This change not only served to remind people that short rates will rise eventually, but that the Fed will be thinking in terms of progress in the

TOTAL RETURNS
                             Class A            Class B                Class C                Class Y
(Inception dates)           (6/19/03)          (6/19/03)              (6/19/03)              (6/19/03)
                         NAV(1)   POP(2)   NAV(1)   After CDSC(3) NAV(1)    After CDSC(4) NAV(5)   POP(5)
as of Jan. 31, 2004
6 months*                +4.03%   -0.91%   +3.63%     -0.37%      +3.63%      +2.63%      +4.22%   +4.22%
Since inception*         -0.46%   -5.19%   -0.81%     -4.74%      -0.81%      -1.79%      -0.27%   -0.27%

as of Dec. 31, 2003
6 months*                -0.52%   -5.24%   -1.00%     -5.90%      -0.99%      -1.97%      -0.54%   -0.54%
Since inception*         -1.17%   -5.87%   -1.56%     -6.43%      -1.56%      -2.53%      -1.09%   -1.09%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     recovery as opposed to some predetermined time frame. Low inflation, slack in the economy and disappointing job creation to date are the factors that can allow the Fed to keep policy accommodative, even though they remain optimistic that robust growth is coming. This does point to a potential for increased volatility later this year if there is a moderate rise in inflation, tightening capacity utilization and a falling unemployment rate.

     Given relatively full valuations and the current low levels of volatility across markets, we do not plan to deviate dramatically from the Index in the near term. Valuations are compressed in the high-grade corporate sector. We maintain a slightly higher-than-index position in credit with this higher-quality bias, and a slightly lower-than-index position in mortgages with a higher coupon bias. We also maintain a short duration and curve flattening bias versus the index.

Q:   What changes did you make to the Fund during the period?

A: We modestly increased our allocation to corporate bonds during the period. Earlier in the period we took advantage of volatility in the corporate sector to enhance the quality profile of our corporate holdings. As lower-quality, more cyclical corporate issues outperformed, higher-quality, less cyclical issues became more attractively valued, creating opportunities for us to increase our positions in higher quality bonds.

     We substantially increased the portfolio's allocation to government agency securities, such that we are now close to the benchmark positioning. Valuations on agency securities grew more attractive as prices were depressed by concerns about the status of these organizations as government sponsored entities. We do not anticipate any change in the agencies' government sponsored status, therefore, we saw this as an opportunity to purchase the securities when they were more attractively priced.

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6   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     We positioned the mortgage portion of the portfolio more defensively and reduced our overall exposure to mortgages over the performance period as rates trended lower and valuation became more extreme.

     These changes influenced the Fund's high turnover rate during the period.

Q:   How do you plan to manage the Fund in the coming months?

A: Treasuries have traded in a 0.50% range since last September and we are ending this performance period toward the lower end of that range. Continued foreign central bank buying of U.S. Treasuries, election year politics and a pause in the performance of higher beta stocks and corporate bonds as we entered February, offset generally constructive economic releases and concerns that with the passage of time, we are that much closer to an increase in short-term rates, to keep current market rates at the lower end of the recent range.

     While we believe the economy is likely to continue its recovery, we remain cautious given relatively full valuations on spread sectors and the numerous crosscurrents in the market. We will continue to position the portfolio for our most likely scenario, but are mindful of being too much in the consensus. As Chairman Greenspan stated in his recent Humphrey-Hawkins testimony, "... all forecasts are projections into an uncertain future. The fact that most professional forecasters perceive much the same benign short-term outlook that is our most likely expectation provides scant comfort. When the future surprises, history tells us, it often surprises us all."

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7   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Core Bond Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (93.0%)
Issuer               Coupon                      Principal         Value(a)
                      rate                        amount

Foreign government (0.7%)
United Mexican States
  (U.S. Dollar)
   01-16-13            6.38%                      $270,000(c)     $280,125
   03-03-15            6.63                        165,000(c)      171,600
Total                                                              451,725

U.S. government obligations & agencies (31.5%)
Federal Home Loan Bank
   06-14-13            3.88                      1,350,000       1,287,334
Federal Home Loan Mtge Corp
   08-15-06            2.75                      1,900,000       1,918,234
   03-15-07            4.88                        700,000         745,813
   11-15-13            4.88                        171,000         174,451
   01-15-14            4.50                        170,000         168,173
Federal Natl Mtge Assn
   02-15-05            7.13                        925,000         979,454
   05-15-08            6.00                        830,000         922,334
   11-17-08            3.88                      1,000,000       1,007,530
U.S. Treasury
   01-31-05            1.63                      2,140,000       2,148,108
   02-28-05            1.50                      1,340,000       1,343,402
   05-31-05            1.25                        500,000         498,905
   08-31-05            2.00                        470,000         473,066
   12-31-05            1.88                      1,200,000       1,202,016
   01-15-09            3.25                        370,000         371,633
   11-15-13            4.25                      1,907,000       1,924,281
   08-15-23            6.25                      3,945,000       4,560,017
   02-15-26            6.00                      1,035,000       1,165,548
   11-15-26            6.50                        350,000         418,182
Total                                                           21,308,481

Mortgage-backed securities (34.3%)(f)
Federal Home Loan Mtge Corp
   12-01-13            6.00                        467,251         492,422
   05-01-18            5.50                        631,838         658,916
   08-01-18            5.00                        312,238         319,615
   10-01-18            5.00                        122,555         125,451
   10-01-31            6.00                        343,973(b)      357,013
   10-01-32            6.00                        364,276         377,992
   03-01-33            6.00                        611,619         636,914
   09-01-33            4.56                        292,487(h)      292,552
   09-01-33            6.00                        245,603         254,853
   02-01-34            5.00                        625,000(b)      620,313
  Collateralized Mtge Obligation
   07-15-16            4.00                        100,000          99,828
   09-15-18            4.00                        100,000          92,356
   10-15-18            4.00                        100,000          91,544
   10-15-18            5.00                        100,000         103,919
   11-15-18            5.00                        300,000         311,878
   01-15-19            5.00                        200,000         205,642
   02-15-27            5.00                        200,000         206,493
   02-15-33            5.50                        234,814         247,409
  Interest Only
   10-15-22            7.45                        357,824(g)       43,737
Federal Natl Mtge Assn
   10-01-10            4.85                        498,554         514,682
   06-01-13            4.85                        496,047         509,016
   10-01-13            5.11                        498,548         522,588
   09-01-14            7.00                      1,105,921       1,185,501
   01-01-15            6.00                        300,000(b)      315,469
   07-01-17            6.50                        471,229         500,454
   09-01-17            6.00                        336,851         354,659
   02-01-18            5.50                        391,914         408,430
   06-01-18            5.00                        937,686         960,128
   08-01-18            4.50                        289,245         290,726
   02-01-19            4.50                        300,000(b)      301,031
   07-01-23            5.00                        146,515         148,002
   08-01-23            5.50                        148,102         151,604
   09-01-23            5.50                         96,508          99,290
   07-01-28            5.50                        280,255         286,592
   09-01-28            7.50                        383,696         411,999
   04-01-29            6.50                        269,023         282,421
   04-01-30            6.00                        200,000(b)      206,124
   05-01-31            6.50                        238,379         250,167
   09-01-31            7.00                        308,494         329,886
   10-01-32            6.00                        329,985         343,560
   10-01-32            6.50                        623,032         653,813
   11-01-32            6.50                        266,003         279,156

See accompanying notes to investments in securities.

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8   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer               Coupon                      Principal         Value(a)
                      rate                        amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   02-01-33            5.50%                      $700,000(b)     $712,250
   03-01-33            6.00                        435,572         452,352
   05-01-33            5.50                      1,980,106       2,019,773
   05-01-33            6.50                        231,154         242,574
   05-01-33            7.00                        984,361       1,043,629
   06-01-33            5.50                        219,217         223,212
   06-01-33            6.00                        458,488         476,151
   07-01-33            5.50                        728,934         742,218
   08-01-33            6.00                        298,547         310,049
   10-01-33            6.00                        197,236         205,940
   01-01-34            4.80                        150,000(h)      154,404
  Collateralized Mtge Obligation
   04-25-12            5.34                        500,000         527,273
   07-25-16            4.00                        100,000          99,782
   07-25-26            5.50                        500,000         526,114
   12-25-26            8.00                         97,742         106,661
Govt Natl Mtge Assn
   06-15-32            7.50                        141,239         151,679
   05-15-33            6.00                        209,943         219,103
   10-15-33            5.50                        198,015         202,375
Total                                                           23,259,684

Aerospace & defense (0.2%)
Raytheon
   11-01-08            6.15                         50,000          54,823
   04-01-13            5.38                         90,000          91,655
Total                                                              146,478

Automotive & related (0.7%)
DaimlerChrysler NA Holding
   11-15-13            6.50                        310,000         326,557
Ford Motor
   02-01-29            6.38                        140,000         126,696
Total                                                              453,253

Banks and savings & loans (2.9%)
Bank of America
  Sr Nts
   09-15-12            4.88                        325,000(e)      329,864
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34            6.00                        198,739         203,975
Banknorth Group
  Sr Nts
   05-01-08            3.75                         60,000          59,872
Credit Suisse First Boston USA
   01-15-09            3.88                        100,000         100,255
Golden West Financial
  Sr Nts
   10-01-12            4.75                         50,000          50,480
US Bank Natl Assn Minnesota
   08-01-11            6.38                        300,000         340,830
Washington Mutual
  Series 2003-AR10 Cl A6
   10-25-33            4.11                        200,000         201,380
Washington Mutual Bank FA
  Sub Nts
   06-15-11            6.88                        350,000         400,583
Wells Fargo Bank NA
  Sub Nts
   02-01-11            6.45                        250,000         282,603
Total                                                            1,969,842

Broker dealers (1.5%)
Goldman Sachs Group
   04-01-13            5.25                        145,000         148,141
   07-15-13            4.75                         10,000           9,802
Merrill Lynch & Co
   11-04-10            4.50                        130,000         132,811
Morgan Stanley
   01-15-09            3.88                        120,000         120,274
   03-01-13            5.30                        315,000         324,458
Morgan Stanley Capital 1
  Series 2003-T11 Cl A2
   06-13-41            4.34                        160,000         163,333
  Series 2004-T13 Cl A2
   09-13-45            3.94                        100,000(b)       99,656
Total                                                              998,475

Cable (1.1%)
Comcast
   03-15-11            5.50                        210,000         221,141
Comcast Cable Communications
   11-15-08            6.20                        480,000(e)      527,187
Total                                                              748,328

Cellular telecommunications (0.5%)
AT&T Wireless Services
   05-01-12            8.13                        150,000         177,585
  Sr Nts
   03-01-11            7.88                        120,000         139,982
Total                                                              317,567

See accompanying notes to investments in securities.

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9   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer               Coupon                      Principal         Value(a)
                      rate                        amount

Energy (0.1%)
Pemex Project Funding Master Trust
   12-15-14            7.38%                       $75,000         $80,741

Finance companies (1.9%)
Citigroup
   02-01-08            3.50                        395,000         398,026
Ford Motor Credit
   10-25-11            7.25                         15,000          16,297
   10-01-13            7.00                        340,000         358,095
GMAC
   09-15-11            6.88                        450,000         484,485
Total                                                            1,256,903

Financial services (4.4%)
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40            4.00                        481,348         482,619
Capital One Bank
  Sr Nts
   02-01-06            6.88                         25,000          27,089
Capital One Multi-Asset Execution Trust
  Series 2003-A4 Cl A4
   07-15-11            3.65                        150,000         150,703
Citibank Credit Card Issuance Trust
  Series 2003-A7 Cl A7
   07-07-17            4.15                        160,000         150,895
Countrywide Asset-Backed Certificates
  Series 2003-5 Cl AF3
   04-25-30            3.61                        100,000         100,828
Countrywide Home Loans
  Series 2003-J15 Cl 1A1
   12-25-18            4.50                        179,434         182,741
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12            5.25                        495,000(c)      510,783
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
   09-15-31            4.85                        500,000         511,319
  Series 2004-C1 Cl A4
   01-15-31            4.57                        200,000(b)      196,984
Master Alternative Loans Trust
  Series 2003-9 Cl 7A2
   12-25-18            5.00                         98,748          99,405
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29            5.86                        200,000         205,970
TIAA Global Markets
   01-22-08            3.88                        220,000(d)      224,356
Toyota Motor Credit
   12-15-10            4.35                         95,000          96,663
Total                                                            2,940,355

Food (1.0%)
Kellogg
  Sr Nts
   06-01-08            2.88                        400,000         389,664
Kraft Foods
   10-01-08            4.00                        310,000         313,884
Total                                                              703,548

Health care products (0.2%)
Wyeth
   02-01-14            5.50                        120,000         123,173

Industrial transportation (0.5%)
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11            6.38                        235,000(c)      262,150
Union Pacific
   02-01-08            6.63                         40,000          44,430
Total                                                              306,580

Insurance (1.8%)
ASIF Global Financing
   11-26-07            3.85                         90,000(d)       91,979
   01-17-13            4.90                        630,000(d)      629,723
Berkshire Hathaway
   10-15-13            4.63                        315,000(d)      312,773
MassMutual Global Funding II
   07-15-08            2.55                         40,000(d)       38,511
Met Life Global Funding I
   06-19-08            2.60                        140,000(d)      134,389
Pacific Life
   09-15-33            6.60                         20,000(d)       21,375
Total                                                            1,228,750

Leisure time & entertainment (0.8%)
Time Warner
   05-01-12            6.88                        160,000         179,632
   05-15-29            6.63                        230,000         236,558
   05-01-32            7.70                         95,000         110,400
Total                                                              526,590

See accompanying notes to investments in securities.

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10   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer               Coupon                      Principal         Value(a)
                      rate                        amount

Paper & packaging (1.0%)
Intl Paper
   01-15-14            5.50%                      $285,000        $290,301
Weyerhaeuser
   03-15-07            6.13                        170,000         184,912
   03-15-12            6.75                        195,000         216,267
Total                                                              691,480

Retail -- grocery (0.1%)
Kroger
   02-01-13            5.50                         90,000          92,860

Telecom equipment & services (0.7%)
Sprint Capital
   03-15-12            8.38                        345,000         407,058
Vodafone Group
  (U.S. Dollar)
   02-15-10            7.75                         10,000(c)       11,832
   12-16-13            5.00                         70,000(c)       70,017
Total                                                              488,907

Utilities -- electric (4.0%)
American Electric Power
  Sr Nts Series C
   03-15-10            5.38                        145,000         152,603
Carolina Power & Light
   07-15-12            6.50                         75,000          83,544
CenterPoint Energy Houston Electric LLC
   01-15-14            5.75                         50,000          52,350
Cincinnati Gas & Electric
   09-15-12            5.70                         20,000          21,205
Columbus Southern Power
  Sr Nts Series C
   03-01-13            5.50                         80,000          83,658
Commonwealth Edison
   02-01-08            3.70                        120,000         121,451
  1st Mtge
   08-15-10            4.74                         40,000          41,097
Consumers Energy
  1st Mtge
   04-15-08            4.25                        340,000(d)      343,478
   02-17-09            4.80                         80,000(d)       81,993
Dayton Power & Light
  1st Mtge
   10-01-13            5.13                        200,000(d)      203,482
Dominion Resources
  Sr Nts Series B
   06-30-12            6.25                         75,000          81,817
  Sr Nts Series F
   08-01-33            5.25                         70,000          69,666
Duke Energy
   01-15-12            6.25                         25,000          27,189
  1st Mtge
   03-05-08            3.75                        365,000         368,713
  Sr Nts
   10-01-08            4.20                         85,000          85,522
Duquesne Light
  1st Mtge Series O
   04-15-12            6.70                         15,000          16,927
FirstEnergy
  Series B
   11-15-11            6.45                         90,000          94,094
Florida Power
  1st Mtge
   03-01-13            4.80                        215,000         215,215
Northern States Power
  1st Mtge
   08-01-10            4.75                        120,000         123,686
Northern States Power - Minnesota
  1st Mtge Series B
   08-29-12            8.00                         40,000          49,325
Ohio Power
  Sr Nts Series F
   02-15-13            5.50                         45,000          47,151
  Sr Nts Series H
   01-15-14            4.85                        115,000         113,784
PSI Energy
   09-15-13            5.00                         40,000          40,193
Public Service Co of Colorado
   10-01-08            4.38                         65,000          66,876
   03-01-13            4.88                         85,000          85,961
Tampa Electric
   08-15-07            5.38                         10,000          10,565
Total                                                            2,681,545

Utilities -- natural gas (0.2%)
Consolidated Natural Gas
  Sr Nts
   04-15-11            6.85                         20,000          22,643
NiSource Finance
   11-01-06            3.20                         60,000          60,507
Panhandle Eastern Pipeline
   08-15-08            4.80                         30,000(d)       30,785
Total                                                              113,935

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer               Coupon                      Principal         Value(a)
                      rate                        amount

Utilities -- telephone (2.9%)
AT&T
  Sr Nts
   11-15-11            8.05%                       $46,000         $53,288
BellSouth
   10-15-11            6.00                        200,000         217,476
British Telecom
  (U.S. Dollar)
   12-15-10            8.38                         70,000(c)       84,828
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10            8.50                        160,000(c)      193,251
   07-22-13            5.25                        150,000(c)      152,055
France Telecom
  (U.S. Dollar)
   03-01-11            9.00                         60,000(c)       72,222
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13            5.25                        260,000(c,d)    259,270
   11-15-33            6.38                         40,000(c,d)     39,889
Verizon New York
  Series A
   04-01-12            6.88                        465,000         516,990
Verizon Pennsylvania
  Series A
   11-15-11            5.65                        325,000         344,123
Total                                                            1,933,392

Total bonds
(Cost: $62,797,739)                                            $62,822,592

Short-term securities (12.6%)
Issuer             Annualized                     Amount           Value(a)
                  yield on date                 payable at
                   of purchase                   maturity

U.S. government agencies (10.5%)
Federal Home Loan Mtge Corp Disc Nt
   03-04-04            1.06%                    $2,500,000      $2,497,716
Federal Natl Mtge Assn Disc Nts
   03-10-04            1.07                      2,000,000       1,997,929
   4-21-04             1.00                      2,600,000       2,594,239
Total                                                            7,089,884

Commercial paper (2.1%)
Receivables Capital
   02-02-04            1.02                      1,400,000(i)    1,399,881

Total short-term securities
(Cost: $8,489,334)                                              $8,489,765

Total investments in securities
(Cost: $71,287,073)(j)                                         $71,312,357

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Jan. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,810,722.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Jan. 31, 2004, the value of foreign securities represented 3.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $2,412,003 or 3.6% of net assets.

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                         Notional amount

     Purchase contracts
     Eurodollar, Sept. 2007, 90-day                              $2,250,000

     Sale contracts
     U.S. Treasury Notes, March 2004, 5-year                      3,600,000

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Jan. 31, 2004.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2004.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $1,399,881 or 2.1% of net assets.

(j) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $71,287,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 433,000
     Unrealized depreciation                                       (408,000)
                                                                   --------
     Net unrealized appreciation                                  $  25,000
                                                                  ---------

--------------------------------------------------------------------------------
13   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Core Bond Fund

Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $71,287,073)                                                                        $71,312,357
Cash in bank on demand deposit                                                                               19,939
Capital shares receivable                                                                                   174,084
Accrued interest receivable                                                                                 630,827
Receivable for investment securities sold                                                                 6,393,028
                                                                                                          ---------
Total assets                                                                                             78,530,235
                                                                                                         ----------
Liabilities
Dividends payable to shareholders                                                                            21,780
Capital shares payable                                                                                        1,156
Payable for investment securities purchased                                                              10,930,582
Accrued investment management services fee                                                                      992
Accrued distribution fee                                                                                        587
Accrued transfer agency fee                                                                                      49
Accrued administrative services fee                                                                              92
Other accrued expenses                                                                                       48,289
                                                                                                             ------
Total liabilities                                                                                        11,003,527
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                      $67,526,708
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    69,303
Additional paid-in capital                                                                               68,604,459
Excess of distributions over net investment income                                                          (32,173)
Accumulated net realized gain (loss) (Note 7)                                                            (1,035,496)
Unrealized appreciation (depreciation) on investments (Note 5)                                              (79,385)
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                                $67,526,708
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $61,167,811
                                                            Class B                                     $ 5,969,086
                                                            Class C                                     $   359,669
                                                            Class Y                                     $    30,142
Net asset value per share of outstanding capital stock:     Class A shares            6,277,901         $      9.74
                                                            Class B shares              612,382         $      9.75
                                                            Class C shares               36,902         $      9.75
                                                            Class Y shares                3,093         $      9.75
                                                                                          -----         -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Core Bond Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Interest                                                                                                 $1,070,942
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                          163,334
Distribution fee
   Class A                                                                                                   70,365
   Class B                                                                                                   19,502
   Class C                                                                                                    1,361
Transfer agency fee                                                                                           9,696
Incremental transfer agency fee
   Class A                                                                                                      659
   Class B                                                                                                      530
   Class C                                                                                                       41
Service fee -- Class Y                                                                                           15
Administrative services fees and expenses                                                                    14,089
Compensation of board members                                                                                 1,267
Custodian fees                                                                                               13,528
Printing and postage                                                                                         23,600
Registration fees                                                                                            13,440
Audit fees                                                                                                    7,750
Other                                                                                                           609
                                                                                                                ---
Total expenses                                                                                              339,786
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (29,019)
                                                                                                            -------
                                                                                                            310,767
   Earnings credits on cash balances (Note 2)                                                                  (143)
                                                                                                               ----
Total net expenses                                                                                          310,624
                                                                                                            -------
Investment income (loss) -- net                                                                             760,318
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                          (749,481)
   Futures contracts                                                                                         33,532
                                                                                                             ------
Net realized gain (loss) on investments                                                                    (715,949)
Net change in unrealized appreciation (depreciation) on investments                                       2,299,685
                                                                                                          ---------
Net gain (loss) on investments                                                                            1,583,736
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $2,344,054
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Core Bond Fund
                                                                                    Jan. 31, 2004      For the period from
                                                                                  Six months ended      June 19, 2003* to
                                                                                     (Unaudited)          July 31, 2003
Operations and distributions
Investment income (loss) -- net                                                      $   760,318        $   108,948
Net realized gain (loss) on investments                                                 (715,949)          (317,040)
Net change in unrealized appreciation (depreciation) on investments                    2,299,685         (2,087,410)
                                                                                       ---------         ----------
Net increase (decrease) in net assets resulting from operations                        2,344,054         (2,295,502)
                                                                                       ---------         ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                            (763,885)          (109,305)
     Class B                                                                             (39,130)            (1,616)
     Class C                                                                              (2,638)              (200)
     Class Y                                                                                (425)               (62)
                                                                                        --------           --------
Total distributions                                                                     (806,078)          (111,183)
                                                                                        --------           --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            10,199,373          3,506,283
   Class B shares                                                                      4,612,668          2,092,380
   Class C shares                                                                        184,554            171,163
   Class Y shares                                                                             --             20,454
Reinvestment of distributions at net asset value
   Class A shares                                                                         10,258             90,599
   Class B shares                                                                         34,899                843
   Class C shares                                                                          2,227                113
   Class Y shares                                                                            272                 47
Payments for redemptions
   Class A shares                                                                     (1,347,868)           (66,337)
   Class B shares (Note 2)                                                              (749,255)           (65,212)
   Class C shares (Note 2)                                                                (7,977)                --
                                                                                        --------           --------
Increase (decrease) in net assets from capital share transactions                     12,939,151          5,750,333
                                                                                      ----------          ---------
Total increase (decrease) in net assets                                               14,477,127          3,343,648
Net assets at beginning of period (Note 1)                                            53,049,581         49,705,933**
                                                                                      ----------         ----------
Net assets at end of period                                                          $67,526,708        $53,049,581
                                                                                     ===========        ===========
Undistributed (excess of distributions over) net investment income                   $   (32,173)       $    13,587
                                                                                     -----------        -----------

 *   When shares became publicly available.

** Initial capital of $50,000,000 was contributed on June 12, 2003. The Fund had a decrease in net assets resulting from operations of $294,067 during the period from June 12, 2003 to June 19, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Core Bond Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in intermediate-term investment grade securities that are included in the Lehman Brothers Aggregate Bond Index (the "Index"). The Index includes securities issued by the U.S. government, corporate securities and mortgage- and asset-backed securities. On June 12, 2003, IDS Life Insurance Company (IDS
Life), a wholly-owned subsidiary of American Express Financial Corporation
(AEFC) invested $50,000,000 in the Fund which represented 4,997,000 shares for Class A, 1,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on June 19, 2003. As of Jan. 31, 2004, IDS Life owned approximately 72% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund will offer an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Jan. 31, 2004, the Fund has entered into outstanding when-issued securities of $2,251,703 and other forward-commitments of $559,019.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.415% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $20.50

o    Class B $21.50

o    Class C $21.00

o    Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
20   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $201,358 for Class A and $1,432 for Class B for the six months ended Jan. 31, 2004.

For the six months ended Jan. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.97% for Class A, 1.74% for Class B, 1.74% for Class C and 0.82% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 0.99% for Class A, 1.75% for Class B, 1.75% for Class C and 0.83% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $143 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $100,462,853 and $88,062,295, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Jan. 31, 2004
                                             Class A     Class B    Class C     Class Y
Sold                                       1,057,997    478,088     19,079         --
Issued for reinvested distributions            1,035      3,603        230         28
Redeemed                                    (139,719)   (77,595)      (836)        --
                                           ---------    -------     ------      -----
Net increase (decrease)                      919,313    404,096     18,473         28
                                           ---------    -------     ------      -----

                                                   June 19, 2003* to July 31, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                         359,073    213,916     17,417      2,060
Issued for reinvested distributions            9,379         87         12          5
Redeemed                                      (6,864)    (6,717)        --         --
                                           ---------    -------     ------      -----
Net increase (decrease)                      361,588    207,286     17,429      2,065
                                           ---------    -------     ------      -----

* When shares became publicly available.

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21   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

5. INTEREST RATE FUTURES CONTRACTS

As of Jan. 31, 2004, investments in securities included securities valued at $57,074 that were pledged as collateral to cover initial margin deposits on 9 open purchase contracts and 36 open sales contracts. The notional market value of the open purchase contracts as of Jan. 31, 2004 was $2,140,875 with a net unrealized loss of $17,923. The notional market value of the open sales contracts as of Jan. 31, 2004 was $4,071,547 with a net unrealized loss of $86,746. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $281,078 as of July 31, 2003, that will expire in 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset of expires.

--------------------------------------------------------------------------------
22   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                           2004(k)           2003(b)
Net asset value, beginning of period                                                  $9.49             $9.94
Income from investment operations:
Net investment income (loss)                                                            .13               .02
Net gains (losses) (both realized and unrealized)                                       .25              (.45)
Total from investment operations                                                        .38              (.43)
Less distributions:
Dividends from net investment income                                                   (.13)             (.02)
Net asset value, end of period                                                        $9.74             $9.49

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $61               $51
Ratio of expenses to average daily net assets(c),(e)                                   .97%(d)           .96%(d)
Ratio of net investment income (loss) to average daily net assets                     2.56%(d)          1.80%(d)
Portfolio turnover rate (excluding short-term securities)                              156%               46%
Total return(i)                                                                       4.03%(j)         (4.31%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                           2004(k)           2003(b)
Net asset value, beginning of period                                                  $9.50             $9.94
Income from investment operations:
Net investment income (loss)                                                            .09               .01
Net gains (losses) (both realized and unrealized)                                       .26              (.44)
Total from investment operations                                                        .35              (.43)
Less distributions:
Dividends from net investment income                                                   (.10)             (.01)
Net asset value, end of period                                                        $9.75             $9.50

Ratios/supplemental data
Net assets, end of period (in millions)                                                  $6                $2
Ratio of expenses to average daily net assets(c),(f)                                  1.74%(d)          1.73%(d)
Ratio of net investment income (loss) to average daily net assets                     1.85%(d)          1.37%(d)
Portfolio turnover rate (excluding short-term securities)                              156%               46%
Total return(i)                                                                       3.63%(j)         (4.28%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                           2004(k)           2003(b)
Net asset value, beginning of period                                                  $9.50             $9.94
Income from investment operations:
Net investment income (loss)                                                            .09               .01
Net gains (losses) (both realized and unrealized)                                       .26              (.44)
Total from investment operations                                                        .35              (.43)
Less distributions:
Dividends from net investment income                                                   (.10)             (.01)
Net asset value, end of period                                                        $9.75             $9.50

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $--               $--
Ratio of expenses to average daily net assets(c),(g)                                  1.74%(d)          1.64%(d)
Ratio of net investment income (loss) to average daily net assets                     1.82%(d)          1.51%(d)
Portfolio turnover rate (excluding short-term securities)                              156%               46%
Total return(i)                                                                       3.63%(j)         (4.28%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                           2004(k)           2003(b)
Net asset value, beginning of period                                                  $9.49             $9.94
Income from investment operations:
Net investment income (loss)                                                            .13               .02
Net gains (losses) (both realized and unrealized)                                       .27              (.45)
Total from investment operations                                                        .40              (.43)
Less distributions:
Dividends from net investment income                                                   (.14)             (.02)
Net asset value, end of period                                                        $9.75             $9.49

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $--               $--
Ratio of expenses to average daily net assets(c),(h)                                   .82%(d)           .82%(d)
Ratio of net investment income (loss) to average daily net assets                     2.71%(d)          2.01%(d)
Portfolio turnover rate (excluding short-term securities)                              156%               46%
Total return(i)                                                                       4.22%(j)         (4.30%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.07% for the six months ended Jan. 31, 2004 and 2.56% for the period ended July 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.78% for the six months ended Jan. 31, 2004 and 3.32% for the period ended July 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.81% for the six months ended Jan. 31, 2004 and 3.32% for the period ended July 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.93% for the six months ended Jan. 31, 2004 and 2.40% for the period ended July 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
27   --   AXP CORE BOND FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Discovery
        Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Discovery Fund seeks to provide shareholders with long-term growth of capital.

The Fund is closed to new investors. Existing shareholders may continue to own shares and make investments.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                            10

Financial Statements                                                 16

Notes to Financial Statements                                        19

Proxy Voting                                                         29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot

AS OF JAN. 31, 2004

PORTFOLIO MANAGERS*

Wellington Management Company, LLP
Portfolio manager                         Since                Years in industry
Kenneth L. Abrams                         4/02                        20

American Century Investment
Management, Inc.
Portfolio manager                         Since                Years in industry
John Schniedwind, CFA                     12/03                       22
William Martin, CFA                       12/03                       15
Wilhelmine von Turk, CFA                  12/03                        9

Lord, Abbett & Co. LLC
Portfolio manager                         Since                Years in industry
Michael T. Smith**                        12/03                       16

 * A portion of the Fund was managed by Pilgrim Baxter & Associates from the start of the fiscal period through 12/22/03.

**   This portion of the Fund is managed by a team led by Michael T. Smith.

FUND OBJECTIVE

Seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 8/24/81      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INDYX        B: IDIBX        C: --           Y: --

Total net assets                                         $179.3 million

Number of holdings                                                  390

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
                         MEDIUM  SIZE
          X              SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Technology 22.2%
Consumer discretionary 17.7%
Health care 16.2%
Financials 12.3%
Industrials 10.2%
Materials 6.6%
Short-term securities 4.7%
Energy 4.4%
Consumer staples 2.6%
Telecommunications 1.8%
Utilities 1.3%

TOP TEN HOLDINGS

Percentage of portfolio assets

Ohio Casualty (Insurance)                                           1.4%
Red Hat (Computer software & services)                              1.3
Grey Wolf (Energy equipment & services)                             1.2
Foot Locker (Retail -- general)                                     1.1
Humana (Health care services)                                       0.9
Nextel Partners Cl A (Telecom equipment & services)                 0.9
Triad Hospitals (Health care services)                              0.9
Acxiom (Computer software & services)                               0.9
ON Semiconductor (Electronics)                                      0.8
Agere Systems Cl A (Electronics)                                    0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

Three independent money management firms, Wellington Management Company, LLP, Lord, Abbett & Co. LLC and American Century Investment Management, Inc. manage AXP Discovery Fund's portfolio. Each manager invests a portion of Fund assets in growth and value stocks of small companies to seek long-term growth of capital.

The Fund's Class A shares rose 26.15% for the six months ended Jan. 31, 2004, excluding sales charge. This outpaced the Russell 2000 Index, which advanced 22.67% for the period, the Fund's peer group, the Lipper Small-Cap Core Funds Index, which advanced 20.94%, and the S&P SmallCap 600 Index, which returned 20.19%. As of Jan. 31, 2004, Wellington Management Company, Lord Abbett and American Century managed 57%, 22% and 21% of the Fund's portfolio, respectively.

On Dec. 22, 2003, Lord Abbett and American Century replaced Pilgrim Baxter & Associates, a subadviser at the start of the current fiscal year. Pilgrim Baxter's portion of the portfolio lagged that of the Fund's benchmark and peer group up until that time. During the part of the current fiscal period when Pilgrim Baxter managed approximately 50% of the Fund, the firm's information technology and consumer discretionary holdings were positive contributors to return while industrial and materials stocks detracted from results.

(bar graph)
                     PERFORMANCE COMPARISON
          For the six-month period ended Jan. 31, 2004
30%      (bar 1)
25%      +26.15%       (bar 2)      (bar 3)        (bar 4)
20%                    +20.19%      +22.67%        +20.94%
15%
10%
 5%
 0%

(bar 1) AXP Discovery Fund Class A (excluding sales charge)
(bar 2) S&P SmallCap 600 Index(1) (unmanaged)
(bar 3) Russell 2000(R) Index(2) (unmanaged)
(bar 4) Lipper Small-Cap Core Funds Index(3)

(1) Standard and Poor's SmallCap 600 Index (S&P SmallCap 600 Index), an unmanaged market-weighted index, consists of 600 domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Fund may invest in stocks that may not be listed in the Index.

(2) Russell 2000(R) Index, an unmanaged index, measures the performance of 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(3) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

Pilgrim Baxter's underperformance, coupled with regulatory concerns, prompted our decision to replace the firm. For more information about regulatory issues facing Pilgrim Baxter, see http://www.pbhgfunds.com/Recent Events.

We believe the addition of two new subadvisers, combined with Wellington Management, provide more diverse investment styles within the small-cap core area. In our view, this may provide the Fund with a more compelling risk/return profile over time. These changes, as well as market conditions, contributed to a 90% portfolio turnover rate for the six-month fiscal period ended Jan. 31, 2004.

AVERAGE ANNUAL TOTAL RETURNS
                                Class A                   Class B                     Class C                    Class Y
(Inception dates)              (8/24/81)                 (3/20/95)                   (6/26/00)                  (3/20/95)
                         NAV(1)      POP(2)       NAV(1)       After CDSC(3)    NAV(1)     After CDSC(4)   NAV(5)      POP(5)
as of Jan. 31, 2004
6 months*                +26.15%     +18.90%      +25.58%         +21.58%       +25.45%       +24.45%      +25.97%     +25.97%
1 year                   +64.24%     +54.79%      +62.88%         +58.88%       +62.79%       +62.79%      +64.41%     +64.41%
5 years                   -0.60%      -1.77%       -1.38%          -1.53%         N/A           N/A         -0.44%      -0.44%
10 years                  +4.20%      +3.58%        N/A             N/A           N/A           N/A          N/A         N/A
Since inception            N/A         N/A         +4.92%          +4.92%        -2.99%        -2.99%       +5.89%      +5.89%

as of Dec. 31, 2003
6 months*                +27.57%     +20.23%      +27.13%         +22.13%       +27.19%       +26.19%      +27.59%     +27.59%
1 year                   +51.03%     +42.36%      +49.89%         +45.89%       +50.00%       +50.00%      +51.33%     +51.33%
5 years                   -2.33%      -3.48%       -3.08%          -3.22%         N/A           N/A         -2.16%      -2.16%
10 years                  +3.92%      +3.31%        N/A             N/A           N/A           N/A          N/A         N/A
Since inception            N/A         N/A         +4.41%          +4.41%        -4.31%        -4.31%       +5.38%      +5.38%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We have a higher-than-index position in consumer discretionary stocks, as we believe this sector will benefit from a rebounding economy.(end callout quote)

       -- Wellington Management

Below, Wellington Management addresses positioning and results for its portion of the Fund for the entire fiscal period while Lord Abbett and American Century address positioning and results for their portions of the Fund from Dec. 22, 2003 through Jan. 31, 2004.

Q:   What factors most significantly affected results for the period discussed?

     Wellington Management: For the six-month period ended Jan. 31, 2004, our portion of the Fund outperformed both the Russell 2000 Index and the Lipper Small-Cap Core peer group. The effects of low interest rates, tax cuts and home refinancing aided the stock market and the Fund. These factors fueled consumer spending and the U.S. economy during the period. Manufacturing activity, capital spending and employment also started to pick-up.

     All 10 sectors of the Russell 2000 Index posted positive returns during the fiscal period, led by materials and information technology. Relative to our benchmark, our portion of the Fund outperformed due to strong stock selection. Our holdings in information technology and consumer discretionary stocks significantly added value.

     Lord Abbett: Our portion of the Fund underperformed the Russell 2000 Index, the Fund's benchmark in late December 2003 and January 2004. Stock selection in the consumer discretionary, consumer staples and technology sectors detracted from relative performance. Aiding relative performance through the period was stock selection in the health care and materials and processing sectors.

     American Century: Our portion of the Fund performed in line with the Russell 2000 Index for the brief period between late December 2003 and Jan. 31, 2004. Our results were aided by the fact that the overall stock market performed well during the period, as solid earnings appeared to outweigh the fear of rising interest rates. Value stocks and growth shares posted similar returns, while small companies advanced more than large-caps.

--------------------------------------------------------------------------------
6   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The largest positive contributor to relative performance was stock selection in the health care sector.(end callout quote)

       -- Lord Abbett

Q: Can you provide more details regarding the positioning of your portion of the Fund and how this affected results?

     Wellington Management: Within our information technology holdings, Red Hat, a software company, soared on solid operating results and continued demand for its open source code. Fairchild Semiconductor rose sharply in October following its announcement that revenues and profit margins were up significantly. Within the consumer discretionary sector, Foot Locker, the athletic shoe store chain, rose on better-than-expected operating results and an improving relationship with Nike.

     Performance was hindered by stock selection within industrials and materials. At the stock level, our holdings in Northwest Airlines (industrials) and Cytec Industries (materials) detracted from overall performance.

     Lord Abbett: The largest positive contributor to relative performance was stock selection in the health care sector. A health services firm posted strong gains upon reporting that fourth quarter revenues were better than expected. In addition, a medical technological firm advanced on a favorable earnings announcement. Stock selection in the materials and processing sector also aided portfolio performance. In particular, a manufacturing firm added to performance due to increased earnings expectations based on continuing operations.

     Stock selection in the consumer discretionary and consumer staples sectors detracted from relative performance. Within the consumer discretionary sector, shares of a business services corporation fell when the company reported that its near-term profit outlook was flat. With respect to our holdings in the consumer staples sector, the stock price of a food retailer was adversely affected by an announcement of worse than expected sales and earnings for the fourth quarter. Stock selection in the technology sector also detracted from relative performance. In particular, shares from a hard drive manufacturer fell as it announced that its net income for the fourth quarter of 2003 dropped, costs rose and forecasted sales fell below expectations.

--------------------------------------------------------------------------------
7   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our results were aided by the fact that the overall stock market performed well during the period, as solid earnings outweighed the fear of rising interest rates.(end callout quote)

       -- American Century

     American Century: Our biggest sector weightings -- technology, health care, consumer discretionary and financials -- accounted for most of our portion of the portfolio's positive absolute return. Stock selection worked well in several sectors, with the best performances in the technology and consumer discretionary sectors.

     Growth-oriented sectors such as health care and technology posted solid gains. Our portion of the portfolio posted its best relative performance in technology, while a few health care equipment picks didn't pan out in January. Solid performance in the electronic equipment and IT service industries helped the portfolio perform in line with the Russell 2000 Index.

     Consumer-based holdings also helped our portion of the portfolio in January. Stock selection worked best in the specialty retail, auto component, and food and beverage industries.

Q:   What changes did you make to the portfolio, and why?

     Wellington: There were few structural changes in our positioning over the six-month period ended Jan. 31, 2004. Even though our sector allocations are a fallout of our bottom-up stock selection process, we continue to have a higher-than-index weighting in health care, as we believe the growth is little correlated with the economy and will show continued above-market growth driven by demographics. We also have a higher-than-index position in consumer discretionary stocks, as we believe this sector will benefit from a rebounding economy.

     Lord Abbett: Valuation and investment process are driving our stock selection and sector weightings. Our focus remains on investing in companies that generate free cash flow and strong balance sheets. We have increased allocations in health care and financial services, while trimming positions in the consumer discretionary, technology and other energy sectors. Nevertheless, we have aligned the portfolio to have higher-than-index positions in sectors such as consumer discretionary and materials and processing, which we believe typically benefit from the early stages of an economic growth cycle.

--------------------------------------------------------------------------------
8   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     American Century: We began managing our portion of the Fund on Dec. 22, 2003. Since that time, we have repositioned the holdings and implemented our structured, disciplined investment approach for both stock selection and portfolio construction. As a result, our biggest sector weightings were technology, health care, consumer discretionary and financials.

Q:   How will you manage the Fund in the coming months?

     Wellington Management: Though we remain focused on selecting stocks from the bottom-up, the Portfolio remains positioned to benefit from a rebounding economy with higher-than-benchmark weights in cyclical sectors such as consumer discretionary, information technology and energy.

     As we enter 2004, however, we do so both with optimism and a degree of caution. On one hand, we are confident that there is still considerable upside for most of our holdings, particularly in an accelerating economic environment. On the other hand, we note that years in which small-cap stocks outperform large-cap stocks by better than 15% and years in which the returns from our portion of the Fund exceed the S&P 500 Index by more than 25% are likely to be few and far between.

     Lord Abbett: We believe that both the U.S. economy and stock markets move into 2004 on much firmer ground relative to this time last year. While economic conditions are expected to improve from these levels, stock valuations seem to reflect much of this good news and finding undervalued, high quality corporations is much harder these days. Having said that, we continue to invest in companies across a broad range of industries that can benefit from their own individual initiatives whether the economy accelerates from here or remains in a steady state.

     American Century: We plan to maintain a structured, disciplined investment approach for both stock selection and portfolio construction. The management team incorporates both growth and value measures to seek consistent long-term performance.

--------------------------------------------------------------------------------
9   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Discovery Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.3%)
Issuer                                            Shares           Value(a)

Aerospace & defense (0.6%)
Alliant Techsystems                               1,218(b)          $68,208
Teledyne Technologies                            31,500(b)          606,375
United Defense Inds                              11,931(b)          349,578
Total                                                             1,024,161

Airlines (0.6%)
Atlantic Coast Airlines Holdings                  3,309(b)           28,160
Frontier Airlines                                 3,031(b)           29,886
Mesa Air Group                                    2,690(b)           29,348
Northwest Airlines Cl A                          76,800(b)          877,055
SkyWest                                           4,972              96,059
Total                                                             1,060,508

Automotive & related (1.8%)
American Axle & Mfg Holdings                      9,241(b)          358,181
Dana                                             57,400           1,193,920
Dura Automotive Systems Cl A                      8,922(b)          131,600
Intermet                                          1,178               6,361
Lear                                              2,796             183,585
Quantum Fuel Systems
  Technologies Worldwide                         42,650(b)          383,807
Tenneco Automotive                               22,072(b)          234,405
Visteon                                          62,400             667,680
Total                                                             3,159,539

Banks and savings & loans (2.9%)
ACE Cash Express                                  2,495(b)           71,432
BancorpSouth                                      4,180              93,674
Bank of Hawaii                                   23,663           1,036,202
BankAtlantic Bancorp Cl A                        11,979             197,654
Brookline Bancorp                                33,993             539,809
City Holding                                      3,438             119,161
City Natl                                         5,980             361,910
Columbia Banking System                           2,348              51,445
Corus Bankshares                                  3,913             141,729
Dime Community Bancshares                           600              18,270
First Citizens BancShares                           358              42,251
First Federal Capital                               646              13,766
Flagstar Bancorp                                 22,116             512,649
Hanmi Financial                                  24,000             499,440
Independence Community Bank                       2,438              94,229
Independent Bank                                    305               8,427
New Century Financial                               133               6,119
R & G Financial Cl B                             10,518(c)          308,177
Westcorp                                         23,700             948,000
WSFS Financial                                    3,974             202,674
Total                                                             5,267,018

Broker dealers (0.4%)
Affiliated Managers Group                         9,300(b)          788,640
Raymond James Financial                             242               9,206
Total                                                               797,846

Building materials & construction (2.2%)
ElkCorp                                          34,100             978,670
Fluor                                            22,500             833,850
Genlyte Group                                     2,561(b)          140,855
Louisiana-Pacific                                18,730(b)          398,387
Potlatch                                          3,408             127,118
Ryland Group                                     16,035           1,222,670
USG                                              13,447(b)          245,273
Total                                                             3,946,823

Cellular telecommunications (0.1%)
Brightpoint                                       8,129(b)          177,781
NII Holdings Cl B                                   355(b)           33,807
Total                                                               211,588

Chemicals (3.3%)
Cytec Inds                                       21,600(b)          754,056
Ethyl                                             8,477(b)          204,720
Ferro                                            41,900           1,087,304
IMC Global                                       72,600             821,106
Immucor                                           9,992(b)          215,927
MacDermid                                         6,478             222,131
Methanex                                          3,813(c)           43,659
Minerals Technologies                            15,900             841,587
Octel                                             4,025(c)           95,433
OM Group                                         10,205(b)          328,091
Penford                                          31,000             426,250
TETRA Technologies                               39,380(b)          945,907
Total                                                             5,986,171

See accompanying notes to investments in securities.\

--------------------------------------------------------------------------------
10   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Computer hardware (3.0%)
Hutchinson Technology                             1,689(b)          $49,876
IDX Systems                                      37,000(b)        1,083,730
Ingram Micro Cl A                                84,900(b)        1,417,830
Interland                                        34,000(b)          147,560
Komag                                             6,032(b)          116,840
Maxtor                                           99,500(b)          920,375
Rainbow Technologies                              3,305(b)           48,253
SonicWALL                                        75,400(b)          705,744
Western Digital                                  91,987(b)          941,027
Total                                                             5,431,235

Computer software & services (10.8%)
Acxiom                                           82,600(b)        1,571,878
Agile Software                                   69,200(b)          719,680
Autodesk                                          9,656             246,711
CCC Information Services Group                    2,203(b)           40,645
CheckFree                                        43,300(b)        1,359,187
CompuCom Systems                                 63,100(b)          373,552
Computer Programs & Systems                      12,045             257,883
Convergys                                        11,351(b)          189,789
CSG Systems Intl                                 20,286(b)          290,698
Dendrite Intl                                    38,232(b)          649,562
EarthLink                                         4,133(b)           38,892
First Consulting Group                          123,200(b)          797,104
Harris Interactive                               20,100(b)          170,046
Hyperion Solutions                               26,900(b)          924,553
Informatica                                      90,000(b)          890,100
infoUSA                                          14,203(b)          133,650
Investment Technology Group                      73,800(b)        1,199,250
Keynote Systems                                  13,600(b)          164,288
MAPICS                                           81,300(b)          814,626
McDATA Cl A                                     130,800(b)        1,149,732
MemberWorks                                       4,797(b)          176,386
Planar Systems                                      767(b)           12,924
Progress Software                                 3,675(b)           81,989
Red Hat                                         121,800(b)        2,317,854
Register.com                                        807(b)            4,221
Sanchez Computer Associates                     110,500(b)          704,990
SM&A                                             99,679(b)        1,107,434
SS&C Technologies                                 3,081             126,564
Sybase                                            9,423(b)          203,725
Systems & Computer Technology                     3,867(b)           63,612
Take-Two Interactive Software                    47,607(b)        1,380,603
Transaction Systems Architects Cl A               8,928(b)          200,344
Tyler Technologies                                2,101(b)           21,010
United Online                                     2,091(b)           38,934
Websense                                         32,700(b)        1,075,830
Total                                                            19,498,246

Electronics (8.4%)
Agere Systems Cl A                              379,500(b)        1,461,075
Amkor Technology                                  4,477(b)           77,945
Analogic                                         11,800             503,860
Arrow Electronics                                11,201(b)          299,739
ASE Test                                         67,400(b,c)        907,878
ATMI                                             23,400(b)          620,568
Avnet                                            15,839(b)          417,358
BEI Technologies                                 18,702             393,677
Benchmark Electronics                             9,695(b)          340,876
Cypress Semiconductor                             7,373(b)          156,308
General Cable                                    18,722(b)          151,274
Gerber Scientific                                14,276(b)          112,923
Helix Technology                                 53,700           1,289,337
Integrated Electrical Services                    4,389(b)           44,373
Kulicke & Soffa Inds                              9,364(b)          136,902
LoJack                                           27,168(b)          217,072
MEMC Electronic Materials                         8,114(b)           85,359
Molecular Devices                                15,700(b)          327,502
Moog Cl A                                        23,281(b)        1,221,787
Newport                                          56,500(b)        1,133,955
ON Semiconductor                                217,300(b)        1,521,099
Photronics                                        7,789(b)          151,418
Semtech                                          29,700(b)          740,421
Standard Microsystems                             8,019(b)          260,457
Stoneridge                                        4,452(b)           66,068
Triumph Group                                    27,800(b)          985,510
Ultratech                                        20,600(b)          598,636
Universal Electronics                            62,239(b)          804,128
Varian Semiconductor
  Equipment Associates                              550(b)           26,807
Total                                                            15,054,312

Energy (0.8%)
Comstock Resources                                6,946(b)          121,416
Giant Inds                                          301(b)            3,759
Newfield Exploration                              1,067(b)           50,352
Nuevo Energy                                     16,686(b)          441,345
Petroleum Development                             7,667(b)          163,997
Pogo Producing                                    7,922             316,088
Tesoro Petroleum                                 19,152(b)          291,110
Total                                                             1,388,067

Energy equipment & services (3.7%)
Cal Dive Intl                                    35,800(b)          822,684
Grey Wolf                                       518,200(b)        2,166,076
Key Energy Services                              78,300(b)          875,394
Oceaneering Intl                                  6,020(b)          187,523
Offshore Logistics                                1,935(b)           41,312

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Energy equipment & services (cont.)
Premcor                                          41,000(b)       $1,241,480
Pride Intl                                       51,200(b)          965,120
SEACOR SMIT                                         636(b)           26,292
Universal Compression Holdings                    9,095(b)          278,944
Total                                                             6,604,825

Engineering & construction (1.1%)
Lennox Intl                                       6,169             101,789
Modtech Holdings                                 73,464(b)          687,623
Washington Group Intl                            31,200(b)        1,160,016
Total                                                             1,949,428

Environmental services (0.1%)
Clean Harbors                                    25,100(b)          191,262
Duratek                                             896(b)           13,574
Total                                                               204,836

Financial services (1.3%)
CompuCredit                                       4,902(b)          113,138
Delphi Financial Group Cl A                       8,276             313,164
Doral Financial                                   5,333(c)          173,163
Irwin Financial                                  13,321             442,923
Providian Financial                              94,300(b)        1,290,967
Total                                                             2,333,355

Food (1.9%)
Chiquita Brands Intl                             16,236(b)          386,417
J & J Snack Foods                                19,400(b)          820,038
M&F Worldwide                                    10,192(b)          145,440
Nash Finch                                        5,255             105,205
Pilgrim's Pride                                  11,147             222,048
Sanderson Farms                                   6,155             302,457
Smithfield Foods                                 20,500(b)          471,705
Wild Oats Markets                                68,100(b)          881,895
Total                                                             3,335,205

Furniture & appliances (0.9%)
Briggs & Stratton                                 7,422             490,149
Furniture Brands Intl                            32,500             995,150
Maytag                                            5,897             168,890
Total                                                             1,654,189

Health care products (8.7%)
Abgenix                                          54,300(b)          847,080
Advanced Medical Optics                           6,458(b)          147,824
Affymetrix                                        7,203(b)          225,814
Antigenics                                       19,000(b)          208,050
Arrow Intl                                       33,700             908,215
ArthroCare                                       7,400(b)           181,078
Beckman Coulter                                   3,000             163,530
Bio-Rad Laboratories Cl A                        11,000(b)          594,550
Cell Therapeutics                                21,300(b)          206,823
Cephalon                                            539(b)           29,548
Chronimed                                         2,738(b)           24,752
Ciphergen Biosystems                             71,600(b)          756,812
CNS                                               6,852              83,800
CollaGenex Pharmaceuticals                       11,800(b)          123,192
Conmed                                           38,300(b)          981,246
CTI Molecular Imaging                            61,500(b)        1,028,280
D & K Healthcare Resources                        1,760              20,328
Dade Behring Holdings                             8,676(b)          336,195
Endo Pharmaceuticals Holdings                    18,041(b)          390,227
Enzon Pharmaceuticals                            50,500(b)          676,700
Eyetech Pharmaceuticals                           1,100(b)           35,640
Human Genome Sciences                            59,800(b)          824,642
ICU Medical                                      12,700(b)          478,790
IDEXX Laboratories                                1,351(b)           66,240
Incyte                                          118,801(b)        1,060,892
Kensey Nash                                      47,900(b)        1,286,114
Kos Pharmaceuticals                               7,702(b)          392,879
Medicines Company                                23,700(b)          720,006
Meridian Bioscience                               3,814              44,052
Merit Medical Systems                             9,618(b)          211,413
Noven Pharmaceuticals                             4,700(b)           95,504
OrthoLogic                                       50,500(b)          384,305
Pharmaceutical Resources                          6,015(b)          372,990
Sybron Dental Specialties                        12,590(b)          353,779
Telik                                            24,500(b)          587,829
Theragenics                                     121,700(b)          741,153
Valeant Pharmaceuticals Intl                      3,032              71,191
Total                                                            15,661,463

Health care services (7.5%)
Allscripts Healthcare Solutions                 123,300(b)          813,780
America Service Group                             2,892(b)           81,034
American Healthways                              25,000(b)          689,500
Coventry Health Care                             17,812(b)        1,180,936
DJ Orthopedics                                    2,675(b)           58,315
Exelixis                                         97,856(b)          771,105
Genesis HealthCare                               44,400(b)          959,040
Healthcare Services Group                        20,149             401,973
HealthExtras                                     14,300(b)          147,576
Humana                                           72,858(b)        1,699,776
Manor Care                                       32,300           1,153,110
Mid Atlantic Medical Services                     1,086(b)           73,577
Molina Healthcare                                16,900(b)          435,175
Option Care                                      60,235(b)          787,874

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Health care services (cont.)
Owens & Minor                                    12,604            $289,262
PacifiCare Health Systems                        11,025(b)          362,171
Per-Se Technologies                               2,902(b)           46,055
PRAECIS Pharmaceuticals                          42,400(b)          281,112
Province Healthcare                              42,000(b)          764,400
SurModics                                        26,746(b)          555,488
Triad Hospitals                                  46,500(b)        1,667,025
US Oncology                                      25,024(b)          328,815
Total                                                            13,547,099

Home building (0.8%)
Centex                                            6,800             720,119
KB HOME                                           3,498             236,255
NVR                                               1,141(b)          495,765
Total                                                             1,452,139

Household products (0.4%)
Energizer Holdings                                  311(b)           12,903
Rayovac                                           9,435(b)          226,440
Viad                                             13,090             328,167
Yankee Candle                                     6,100(b)          160,064
Total                                                               727,574

Industrial services (0.6%)
Alliance Resource Partners                        5,452             185,308
Watsco                                           35,859             826,191
Total                                                             1,011,499

Industrial transportation (3.3%)
Arkansas Best                                     2,127              60,258
Central Freight Lines                            12,300(b)          215,496
CNF                                              31,700           1,012,498
EGL                                              46,200(b)          741,510
Forward Air                                       1,842(b)           52,147
GATX                                             43,400             980,840
Heartland Express                                 4,279              93,453
Kansas City Southern                              5,317(b)           78,373
Kirby                                             2,077(b)           68,271
Knight Transportation                             3,213(b)           79,168
Landstar System                                   2,559(b)           92,661
USF                                               2,347              80,314
Vitran Cl A                                      17,200(b,c)        260,064
Wabash Natl                                      36,400(b)        1,001,364
Yellow Roadway                                   37,939(b)        1,193,145
Total                                                             6,009,562

Insurance (4.7%)
AmerUs Group                                      1,700              62,305
Fidelity Natl Financial                           4,948             203,907
First American                                   12,578             378,095
HCC Insurance Holdings                           30,700             945,560
Hilb, Rogal & Hamilton                           43,800           1,400,286
LandAmerica Financial Group                       4,099             223,641
Loew's - Carolina Group                           1,365              35,681
Ohio Casualty                                   136,400(b)        2,434,740
Reinsurance Group of America                     21,300             843,693
StanCorp Financial Group                          1,026              66,690
U.S.I. Holdings                                  59,000(b)          834,850
UICI                                             60,400(b)          767,080
WellChoice                                        6,215(b)          227,469
Total                                                             8,423,997

Investment companies (0.1%)
iShares Russell 2000 Index Fund                   1,700             196,452

Leisure time & entertainment (1.3%)
Arctic Cat                                          914              23,216
Blockbuster Cl A                                 18,570             347,630
Brunswick                                        11,781             410,568
Callaway Golf                                    78,419           1,404,483
Handleman                                         9,972             218,487
Marvel Enterprises                                  672(b)           21,659
Total                                                             2,426,043

Lodging & gaming (0.8%)
Aztar                                            47,800(b)        1,063,550
Isle of Capri Casinos                             9,644(b)          200,788
Penn Natl Gaming                                  4,187(b)          103,917
Scientific Games Cl A                             4,747(b)           71,158
Total                                                             1,439,413

Machinery (2.8%)
AGCO                                             59,000(b)        1,189,440
Global Power Equipment Group                     20,594(b)          173,401
Graco                                            24,400           1,006,012
IHC Caland                                       20,789(c)        1,063,263
Kennametal                                       28,800           1,221,119
Middleby                                          3,235             133,185
MTS Systems                                       8,251             193,899
NACCO Inds Cl A                                     874              74,946
Total                                                             5,055,265

Media (5.6%)
ADVO                                             31,650           1,024,194
AMC Entertainment                                68,200(b)        1,050,280
Catalina Marketing                               47,300(b)          903,430
Emmis Communications Cl A                        29,500(b)          766,115
Entravision Communications Cl A                  24,300(b)          254,421
Harland (John H)                                    506              14,219
Lamar Advertising                                25,600(b)          985,088

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Media (cont.)
Lin TV                                           34,900(b)         $850,164
Regent Communications                           127,101(b)          889,707
Sirius Satellite Radio                          156,600(b)          425,952
Thomas Nelson                                     4,280             106,957
TiVo                                             66,300(b)          714,051
UnitedGlobalCom Cl A                            125,109(b)        1,188,535
Valassis Communications                          28,400(b)          869,040
Total                                                            10,042,153

Metals (0.9%)
Carpenter Technology                              2,970              89,872
Metal Management                                    398(b)           13,237
Peabody Energy                                   24,400             976,733
Reliance Steel & Aluminum                         4,686             135,894
Southern Peru Copper                              7,509             329,645
Total                                                             1,545,381

Miscellaneous (--%)
Gevity HR                                           326               7,361
SCP Pool                                          2,122(b)           68,010
Total                                                                75,371

Multi-industry (1.2%)
Actuant Cl A                                     13,400(b)          486,957
APAC Customer Services                            2,834(b)            8,587
Brink's                                           2,344              55,576
Carlisle Companies                                5,237             304,584
Harris                                            4,626             225,194
Imagistics Intl                                   2,374(b)           94,770
PDI                                               4,705(b)          129,199
ProQuest                                          5,270(b)          166,479
RMH Teleservices                                  7,669(b)           37,808
SOURCECORP                                        3,455(b)           91,108
University of Phoenix Online                      1,623(b)          126,870
YORK Intl                                         9,356             356,931
Total                                                             2,084,063

Paper & packaging (0.2%)
Silgan Holdings                                   8,360(b)          357,641

Real estate (0.5%)
CoStar Group                                     21,800(b)          901,866

Real estate investment trust (2.4%)
Brookfield Homes                                 12,992             338,182
CBL & Associates Properties                       5,940             359,073
Host Marriott                                    71,700(b)          908,439
Kilroy Realty                                    13,555             443,926
La Quinta                                       120,600(b)          908,118
Ventas                                           52,100           1,302,500
Total                                                             4,260,238

Restaurants (1.0%)
CBRL Group                                        8,719             327,224
CEC Entertainment                                 2,454(b)          117,007
Dave & Buster's                                  22,424(b)          279,627
Garden Fresh Restaurant                           1,141(b)           18,313
Lone Star Steakhouse & Saloon                    41,496           1,071,012
Total                                                             1,813,183

Retail -- drugstores (--%)
Rite Aid                                          1,952(b)           11,283

Retail -- general (4.9%)
7-Eleven                                         10,528(b)          175,081
Advance Auto Parts                                1,100(b)           42,812
AnnTaylor Stores                                    545(b)           22,073
Barnes & Noble                                   11,089(b)          375,363
Big 5 Sporting Goods                              2,587(b)           63,588
Borders Group                                    43,588             957,628
Brown Shoe                                        3,711             137,270
Charming Shoppes                                  6,092(b)           35,516
Checkpoint Systems                                8,564(b)          170,852
Children's Place Retail Stores                    3,036(b)           81,638
Claire's Stores                                  11,461             209,736
CPI                                               2,325              49,755
Dick's Sporting Goods                            16,100(b)          800,975
Finish Line Cl A                                  9,401(b)          319,634
Finlay Enterprises                                1,269(b)           18,819
Foot Locker                                      83,300           2,060,841
Goody's Family Clothing                          10,681              90,254
Jo-Ann Stores                                     7,425(b)          174,785
MarineMax                                         4,557(b)          102,533
Men's Wearhouse                                   1,704(b)           39,686
Movado Group                                      3,769             107,492
Neiman Marcus Group Cl A                          6,998             386,290
Pacific Sunwear of California                       729(b)           16,716
PETCO Animal Supplies                            33,400(b)        1,059,114
Regis                                             4,294             185,501
Rent-A-Center                                    12,721(b)          396,514
Saks                                              2,115(b)           35,955
ShopKo Stores                                     8,736(b)          123,003
Stage Stores                                     11,368(b)          370,369
The Pantry                                        3,791(b)           74,038
United Stationers                                 2,320(b)           92,058
Total                                                             8,775,889

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Retail -- grocery (0.4%)
Winn-Dixie Stores                                97,900            $642,224

Telecom equipment & services (1.3%)
Applied Signal Technology                         2,602              70,072
Aspect Communications                            13,983(b)          244,003
C-COR.net                                           763(b)           12,742
Comtech Telecommunications                        4,161(b)          133,152
Intervoice                                        5,985(b)           73,017
Nextel Partners Cl A                            129,429(b)        1,673,517
PanAmSat                                          6,868(b)          144,915
Total                                                             2,351,418

Textiles & apparel (0.6%)
Ashworth                                            776(b)            6,588
Culp                                              4,410(b)           50,980
Guess?                                           48,300(b)          638,526
Kellwood                                          7,258             296,199
Reebok Intl                                       1,064              41,262
Stride Rite                                         808               8,872
Total                                                             1,042,427

Utilities -- electric (0.3%)
Avista                                            7,680             137,088
Great Plains Energy                               6,934             230,347
Westar Energy                                    12,891             252,406
Total                                                               619,841

Utilities -- natural gas (1.0%)
Energen                                           6,796             292,228
Piedmont Natural Gas                                551              23,037
Plains Exploration & Production                   3,598(b)           55,301
Southern Union                                    1,250(b)           22,450
UGI                                              43,186           1,392,749
Total                                                             1,785,765

Utilities -- telephone (0.3%)
PTEK Holdings                                    37,514(b)          363,886
TALK America Holdings                            22,140(b)          233,798
Total                                                               597,684

Total common stocks
(Cost: $147,690,936)                                           $171,764,285

Other (--%)
Issuer                                            Shares           Value(a)
UnitedGlobalCom
   Rights                                         1,822              $6,104

Total other
(Cost: $--)                                                          $6,104

Short-term securities (4.7%)
Issuer                  Annualized                Amount           Value(a)
                       yield on date            payable at
                        of purchase              maturity

Commercial paper
Citigroup Global Markets
   02-02-04                1.02%             $5,000,000          $4,999,575
General Electric Capital
   02-02-04                1.02               1,600,000           1,599,864
Household Finance
   02-02-04                1.02               1,800,000           1,799,847

Total short-term securities
(Cost: $8,399,524)                                               $8,399,286

Total investments in securities
(Cost: $156,090,460)(d)                                        $180,169,675

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 1.6% of net assets.

(d) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $156,090,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $27,169,000
     Unrealized depreciation                                     (3,089,000)
                                                                 ----------
     Net unrealized appreciation                                $24,080,000
                                                                -----------

--------------------------------------------------------------------------------
15   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Discovery Fund

Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $156,090,460)                                                                      $180,169,675
Cash in bank on demand deposit                                                                              143,289
Dividends and accrued interest receivable                                                                    45,066
Receivable for investment securities sold                                                                 2,716,035
                                                                                                          ---------
Total assets                                                                                            183,074,065
                                                                                                        -----------
Liabilities
Payable for investment securities purchased                                                               2,731,616
Payable upon return of securities loaned (Note 5)                                                         1,000,000
Accrued investment management services fee                                                                    3,142
Accrued distribution fee                                                                                      1,614
Accrued service fee                                                                                               6
Accrued transfer agency fee                                                                                     786
Accrued administrative services fee                                                                             295
Other accrued expenses                                                                                       71,010
                                                                                                             ------
Total liabilities                                                                                         3,808,469
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $179,265,596
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    236,143
Additional paid-in capital                                                                              254,401,099
Net operating loss                                                                                         (636,694)
Accumulated net realized gain (loss) (Note 6)                                                           (98,814,167)
Unrealized appreciation (depreciation) on investments                                                    24,079,215
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $179,265,596
                                                                                                       ============
Net assets applicable to outstanding shares:                 Class A                                   $157,490,252
                                                             Class B                                   $ 19,518,474
                                                             Class C                                   $     30,261
                                                             Class Y                                   $  2,226,609
Net asset value per share of outstanding capital stock:      Class A shares          20,542,679        $       7.67
                                                             Class B shares           2,780,411        $       7.02
                                                             Class C shares               4,320        $       7.00
                                                             Class Y shares             286,886        $       7.76
                                                                                        -------        ------------
* Including securities on loan, at value (Note 5)                                                      $    803,000
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Discovery Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $   481,751
Interest                                                                                                     22,293
Fee income from securities lending (Note 5)                                                                  13,301
                                                                                                             ------
Total income                                                                                                517,345
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          610,714
Distribution fee
   Class A                                                                                                  180,927
   Class B                                                                                                   90,606
   Class C                                                                                                      134
Transfer agency fee                                                                                         195,373
Incremental transfer agency fee
   Class A                                                                                                   18,482
   Class B                                                                                                    5,387
   Class C                                                                                                        1
Service fee -- Class Y                                                                                          829
Administrative services fees and expenses                                                                    50,137
Compensation of board members                                                                                 4,617
Custodian fees                                                                                               47,684
Printing and postage                                                                                         51,006
Registration fees                                                                                            47,452
Audit fees                                                                                                   13,000
Other                                                                                                           307
                                                                                                           --------
Total expenses                                                                                            1,316,656
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (162,422)
                                                                                                           --------
                                                                                                          1,154,234
   Earnings credits on cash balances (Note 2)                                                                  (195)
                                                                                                           --------
Total net expenses                                                                                        1,154,039
                                                                                                          ---------
Investment income (loss) -- net                                                                            (636,694)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        32,279,237
   Foreign currency transactions                                                                               (414)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  32,278,823
Net change in unrealized appreciation (depreciation) on investments                                       6,508,293
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                    38,787,116
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $38,150,422
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Discovery Fund
                                                                                         Jan. 31, 2004        July 31, 2003
                                                                                       Six months ended        Year ended
                                                                                          (Unaudited)
Operations
Investment income (loss) -- net                                                          $   (636,694)       $ (1,009,659)
Net realized gain (loss) on investments                                                    32,278,823         (19,217,220)
Net change in unrealized appreciation (depreciation) on investments                         6,508,293          51,680,027
                                                                                            ---------          ----------
Net increase (decrease) in net assets resulting from operations                            38,150,422          31,453,148
                                                                                           ----------          ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                  2,270,175           4,923,048
   Class B shares                                                                             272,252             592,552
   Class C shares                                                                               1,240               8,457
   Class Y shares                                                                             695,721             339,976
Payments for redemptions
   Class A shares                                                                         (12,151,816)        (28,378,282)
   Class B shares (Note 2)                                                                 (1,813,880)         (8,716,244)
   Class C shares (Note 2)                                                                         --              (8,999)
   Class Y shares                                                                            (162,157)           (165,705)
                                                                                             --------            --------
Increase (decrease) in net assets from capital share transactions                         (10,888,465)        (31,405,197)
                                                                                          -----------         -----------
Total increase (decrease) in net assets                                                    27,261,957              47,951
Net assets at beginning of period                                                         152,003,639         151,955,688
                                                                                          -----------         -----------
Net assets at end of period                                                              $179,265,596        $152,003,639
                                                                                         ============        ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Discovery Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks of small-sized U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

On March 8, 2002, the Fund was closed to new investors. Current shareholders may continue to hold shares and make investments in the Fund.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
20   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the Fund loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
21   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $84,162 for the six months ended Jan. 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC, and Wellington Management Company, LLP (Wellington Management). Prior to Dec. 22, 2003 Pilgrim Baxter & Associates, Ltd. and Wellington Management were each allocated 50% of new investments in the Fund, net of any redemptions. Currently, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-third of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
22   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Due to the Fund being closed to new investors, the Distributor reimbursed the Fund for the marketing portion of the distribution fees, which results in a 0.0375% reduction to this rate.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $33,444 for Class A and $4,862 for Class B for the six months ended Jan. 31, 2004.

For the six months ended Jan. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.31% for Class A, 2.14% for Class B, 2.11% for Class C and 1.22% for Class Y. Under this agreement, which was effective until Nov. 30, 2003, net expenses will not exceed 1.30% for Class A, 2.08% for Class B, 2.20% for Class C and 1.13% for Class Y of the Fund's average daily net assets. Beginning Dec. 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 1.49% for Class A, 2.27% for Class B, 2.39% for Class C and 1.32% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $195 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $142,610,386 and $158,192,158, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
23   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Jan. 31, 2004
                                           Class A       Class B    Class C     Class Y
Sold                                       340,692       43,603        214      98,073
Issued for reinvested distributions             --           --         --          --
Redeemed                                (1,786,800)    (289,905)        --     (23,303)
                                        ----------   ----------     ------     -------
Net increase (decrease)                 (1,446,108)    (246,302)       214      74,770
                                        ----------   ----------     ------     -------

                                                      Year ended July 31, 2003
                                           Class A       Class B    Class C     Class Y
Sold                                       912,147      127,716      1,854      66,526
Issued for reinvested distributions             --           --         --          --
Redeemed                                (5,770,582)  (1,830,217)    (1,695)    (33,251)
                                        ----------   ----------     ------     -------
Net increase (decrease)                 (4,858,435)  (1,702,501)       159      33,275
                                        ----------   ----------     ------     -------

5. LENDING OF PORTFOLIO SECURITIES

As of Jan. 31, 2004, securities valued at $803,000 were on loan to brokers. For collateral, the Fund received $1,000,000 in cash. Income from securities lending amounted to $13,301 for the six months ended Jan. 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $130,123,640 as of July 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

--------------------------------------------------------------------------------
24   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004(k)        2003         2002       2001      2000
Net asset value, beginning of period                                   $6.08          $4.84       $ 6.68     $10.29    $11.04
Income from investment operations:
Net investment income (loss)                                            (.02)          (.03)        (.05)      (.02)     (.05)
Net gains (losses) (both realized and unrealized)                       1.61           1.27        (1.79)     (1.40)     (.42)
Total from investment operations                                        1.59           1.24        (1.84)     (1.42)     (.47)
Less distributions:
Distributions from realized gains                                         --             --           --      (2.19)     (.28)
Net asset value, end of period                                         $7.67          $6.08       $ 4.84    $  6.68    $10.29

Ratios/supplemental data
Net assets, end of period (in millions)                                 $157           $134         $130       $239      $416
Ratio of expenses to average daily net assets(c)                       1.31%(d),(e)   1.30%(e)     1.18%      1.06%     1.03%
Ratio of net investment income (loss) to average daily net assets      (.68%)(d)      (.62%)       (.75%)     (.21%)    (.31%)
Portfolio turnover rate (excluding short-term securities)                90%           105%         154%       115%      243%
Total return(i)                                                       26.15%(j)      25.62%      (27.54%)   (13.88%)   (4.19%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004(k)        2003         2002       2001      2000
Net asset value, beginning of period                                   $5.59          $4.48       $ 6.24     $ 9.84    $10.65
Income from investment operations:
Net investment income (loss)                                            (.05)          (.08)        (.11)      (.08)     (.13)
Net gains (losses) (both realized and unrealized)                       1.48           1.19        (1.65)     (1.33)     (.40)
Total from investment operations                                        1.43           1.11        (1.76)     (1.41)     (.53)
Less distributions:
Distributions from realized gains                                         --             --           --      (2.19)     (.28)
Net asset value, end of period                                         $7.02          $5.59       $ 4.48     $ 6.24   $  9.84

Ratios/supplemental data
Net assets, end of period (in millions)                                  $20            $17          $21        $43       $82
Ratio of expenses to average daily net assets(c)                       2.14%(d),(f)   2.08%(f)     1.96%      1.83%     1.80%
Ratio of net investment income (loss) to average daily net assets     (1.51%)(d)     (1.41%)      (1.53%)     (.98%)   (1.08%)
Portfolio turnover rate (excluding short-term securities)                90%           105%         154%       115%      243%
Total return(i)                                                       25.58%(j)      24.78%      (28.21%)   (14.49%)   (4.97%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004(k)        2003         2002       2001      2000(b)
Net asset value, beginning of period                                   $5.58          $4.47       $ 6.23     $ 9.84    $10.53
Income from investment operations:
Net investment income (loss)                                            (.05)          (.08)        (.11)      (.08)     (.02)
Net gains (losses) (both realized and unrealized)                       1.47           1.19        (1.65)     (1.34)     (.67)
Total from investment operations                                        1.42           1.11        (1.76)     (1.42)     (.69)
Less distributions:
Distributions from realized gains                                         --             --           --      (2.19)       --
Net asset value, end of period                                         $7.00          $5.58       $ 4.47     $ 6.23   $  9.84

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--            $--          $--        $--       $--
Ratio of expenses to average daily net assets(c)                       2.17%(d),(g)   2.14%(g)     2.06%      1.83%     1.80%(d)
Ratio of net investment income (loss) to average daily net assets     (1.48%)(d)     (1.47%)      (1.66%)    (1.01%)    (.97%)(d)
Portfolio turnover rate (excluding short-term securities)                90%           105%         154%       115%      243%
Total return(i)                                                       25.45%(j)      24.83%      (28.25%)   (14.63%)    6.55%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2004(k)        2003         2002       2001      2000
Net asset value, beginning of period                                   $6.16          $4.89       $ 6.74     $10.33    $11.07
Income from investment operations:
Net investment income (loss)                                            (.02)          (.02)        (.04)      (.01)     (.04)
Net gains (losses) (both realized and unrealized)                       1.62           1.29        (1.81)     (1.39)     (.42)
Total from investment operations                                        1.60           1.27        (1.85)     (1.40)     (.46)
Less distributions:
Distributions from realized gains                                         --             --           --      (2.19)     (.28)
Net asset value, end of period                                         $7.76          $6.16       $ 4.89     $ 6.74    $10.33

Ratios/supplemental data
Net assets, end of period (in millions)                                   $2             $1           $1         $1        $8
Ratio of expenses to average daily net assets(c)                       1.22%(d),(h)   1.12%(h)     1.00%       .86%      .87%
Ratio of net investment income (loss) to average daily net assets      (.59%)(d)      (.45%)       (.58%)     (.14%)    (.11%)
Portfolio turnover rate (excluding short-term securities)                90%           105%         154%       115%      243%
Total return(i)                                                       25.97%(j)      25.97%      (27.45%)   (13.57%)   (4.08%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.51% for the six months ended Jan. 31, 2004 and 1.43% for the year ended July 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% for the six months ended Jan. 31, 2004 and 2.21% for the year ended July 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.31% for the six months ended Jan. 31, 2004 and 2.33% for the year ended July 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.34% for the six months ended Jan. 31, 2004 and 1.26% for the year ended July 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
29   --   AXP DISCOVERY FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Income
      Opportunities
              Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             9

Financial Statements                                                 18

Notes to Financial Statements                                        21

Proxy Voting                                                         30

--------------------------------------------------------------------------------
2   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                     Brian Lavin, CFA*
Since                                                              6/03
Years in industry                                                    16

* The Fund is managed by a team of portfolio managers led by Brian Lavin.

FUND OBJECTIVE

The Fund seeks high total return through current income and capital appreciation.

Inception dates
A: 6/19/03      B: 6/19/03      C: 6/19/03      Y: 6/19/03

Ticker symbols
A: AIOAX        B: AIOBX        C: --           Y: --

Total net assets                                         $169.4 million

Number of holdings                                                  257

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
          X              MEDIUM  SIZE
          X              SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Consumer discretionary 28.7%
Materials 16.1%
Industrials 14.5%
Utilities 11.8%
Telecommunications 6.3%
Financials 4.4%
Health care 4.4%
Short-term securities 4.4%
Energy 4.2%
Consumer staples 3.1%
Technology 2.1%

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

BBB bonds                                                           3.8%
BB bonds                                                           25.3
B bonds                                                            63.4
CCC bonds                                                           6.2
Non-rated bonds                                                     1.3

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

High yield corporate bond prices may fluctuate more broadly than prices of higher quality bonds. Risk of principal and income also is greater than with higher quality securities.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Q: How did the AXP Income Opportunities Fund perform for the six-month period ended Jan. 31, 2004?

A: AXP Income Opportunities Fund's Class A shares gained 10.54%, excluding sales charge, for the six months ended Jan. 31, 2004, slightly underperforming the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which increased 10.59%. The Lipper High Yield Bond Funds Index, representing the Fund's peer group, rose 11.79% for the period.

Q: What factors most significantly affected the Fund's performance during the six-month period?

A: The rally in the high yield bond market that began in mid-October 2002 built momentum, faltered in July and August 2003, then picked up again and continued through this reporting period. The rally has been driven by three major factors:

     o Continuing improvement in the U.S. economy -- A healthier U.S. economy was evidenced by increased industrial production, ongoing strength in the housing market, continued consumer spending -- with chain stores reporting that the December 2003 holiday season was the strongest in four years, improved labor market statistics and increased capital spending.

(bar graph)

                  PERFORMANCE COMPARISON
       For the six-month period ended Jan. 31, 2004
12%      (bar 1)       (bar 2)       (bar 3)
10%      +10.54%       +10.59%       +11.79%
 8%
 6%
 4%
 2%
 0%

(bar 1) AXP Income Opportunities Fund Class A (excluding sales charge)
(bar 2) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (1)
        (unmanaged)
(bar 3) Lipper High Yield Bond Funds Index (2)

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper High Yield Bond Funds Index, an index published by Lipper Inc., that includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe that a sustainable economic recovery is underway; high yield default rates will fall significantly throughout 2004, and valuations will remain attractive. (end callout quote)

     o Falling default rates -- Default rates for high yield bonds have shown a downward trend over the past two years. For example, in December 2001, the default rate was 11.11%. Two years later (December 2003), it was 5.39%.

TOTAL RETURNS

                             Class A               Class B                 Class C                    Class Y
(Inception dates)           (6/19/03)             (6/19/03)               (6/19/03)                  (6/19/03)
                         NAV(1)   POP(2)     NAV(1)   After CDSC(3)   NAV(1)    After CDSC(4) NAV(5)         POP(5)
as of Jan. 31, 2004
6 months*               +10.54%   +5.28%    +10.14%     +6.14%       +10.25%     +9.25%      +10.73%        +10.73%
Since inception*         +8.39%   +3.24%     +7.81%     +3.81%        +7.83%     +6.83%      +14.07%        +14.07%

as of Dec. 31, 2003
6 months*                +7.15%   +2.06%     +6.77%     +1.77%        +6.89%     +5.89%       +7.24%         +7.24%
Since inception*         +6.92%   +1.84%     +6.52%     +1.52%        +6.54%     +5.54%       +7.01%         +7.01%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(bar graph)

                         AN IMPROVED CREDIT ENVIRONMENT
                          High Yield Bond Default Rates
                           June 2000 to December 2003
   (Expressed as a percentage of U.S. bond issuers, trailing 12-month average)

12.00%
                                     11.11%
                                              10.43%
 9.00%
                             8.37%
                    7.10%                               7.31%
 6.00%      6.61%
                                                                5.79%    5.39%

 3.00%

            6/00    12/00    6/01     12/01    6/02     12/02   6/03     12/03

Source: Moody's Investors Service, as of 12/31/03.

    This trend of lower default rates has been a very strong underpinning for the high yield market. (See the graph above.)

     o Attractive valuations -- Valuations have remained attractive, not only for high yield bonds on a historical basis, but also comparing high yield bond valuations versus those of other asset classes. Spreads in high yield have room to improve, given our constructive view on the economy and default rates.

    One of the basic principles of investing is the balance between risk and reward. In the current environment, high yield investors were rewarded for taking additional risk. It has been a bull market for high yield bonds with the riskier credit tiers -- such as CCC rated bonds -- leading the charge. During the reporting period, the highest quality credit tiers of the high yield market, such as BB and B rated bonds, underperformed the riskier credits.

--------------------------------------------------------------------------------
6   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     The high yield market is presently 13% CCC and lower, with another 7% split rated CCC/B. The index the Fund is measured against is B/BB. The Fund focuses on investments in B and BB rated bonds. The Fund has a greater-than-index position in the B sector given our constructive view of the market. This position in B rated bonds and good security selection enabled us to provide shareholders with double-digit returns for the six-month period. Because the Fund does not invest in securities rated CCC by both rating agencies, we lagged our peer group, which had a significant weighting in CCC rated bonds.

Q: What changes did you make to the Fund, and how is the Fund currently positioned?

A: The Fund was first offered to investors on June 19, 2003. The high yield market environment has not changed dramatically since the Fund's inception, so consequently, the strategies we employed at that time are still working well. The Fund has a higher-than-benchmark position in B rated bonds given our constructive view of the market. In terms of industry activity, we added some BB rated bonds in the utility sector, while still maintaining the Fund's lower-than-benchmark position in that sector. Throughout the period, we kept a lower-than-benchmark position in the aerospace and retail sectors, as well. Also, we increased the Fund's greater-than-benchmark position by adding some B rated bonds issued by building materials companies. There is a good mix of companies in this sector, and we believe that companies in this sector will benefit not only from an improving economy but also from repairs, remodels and other projects less dependent on new construction.

     The Fund has retained its focus on BB and B rated bonds. Over the long term, BB and B rated bonds have experienced less price volatility than lower rated bonds. Our focus on the higher tiers of credit quality has also helped cushion the Fund against volatility. High yield bonds can be volatile, but the lower credits (CCC rated and below) account for much of the tumult.

Q:   How do you intend to manage the Fund in the months ahead?

A: We are generally optimistic in our view for the high yield market. The three factors that we identified as drivers of the high yield market rally (i.e., continuing improvement in the economy, falling default rates and attractive valuations) remain in place. We believe that a sustainable economic recovery is underway; high yield default rates may fall significantly throughout 2004, and valuations may remain attractive. We also

--------------------------------------------------------------------------------
7   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    expect interest rates to trend upward in the second half of the calendar year, but we do not believe that the increase in rates will be significant enough to negatively impact the high yield market. Also, we expect the supply/demand balance to favor the high yield bond market. Finally, yield alternatives among other asset classes remain scarce. We temper this bullish view with the possibility of a U.S. economy that either loses too much momentum or grows too fast and with the uncertainties surrounding geopolitical risk.

    Looking ahead, we will continue to monitor the pace of U.S. economic growth, the actions of the Federal Reserve Board and the quality of new issues in the high yield bond market. The Fund is positioned for a continued strong high-yield market with its higher-than-index position in B rated bonds resulting in a lower-than-index position in BB rated bonds. We are constantly evaluating relative value within the portfolio and look to upgrade quality wherever possible based on solid risk/reward analysis. We will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------
8   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Income Opportunities Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (96.7%)
Issuer             Coupon                        Principal         Value(a)
                    rate                          amount

Aerospace & defense (2.0%)
Alliant Techsystems
   05-15-11          8.50%                      $500,000           $545,000
Armor Holdings
  Sr Sub Nts
   08-15-13          8.25                        300,000(d)         324,750
DRS Technologies
  Sr Sub Nts
   11-01-13          6.88                        190,000(d)         197,600
L-3 Communications
   06-15-12          7.63                      1,285,000          1,394,225
TD Funding
   07-15-11          8.38                        820,000            885,600
Total                                                             3,347,175

Airlines (1.1%)
Delta Air Lines
  Sr Nts
   08-15-08         10.00                      1,000,000(d)         860,000
Northwest Airlines
  Sr Nts
   02-01-09         10.00                      1,150,000          1,075,250
Total                                                             1,935,250

Automotive & related (1.9%)
Arvinmeritor
   02-15-09          6.80                        600,000            628,500
Eagle-Picher
  Sr Nts
   09-01-13          9.75                        300,000            330,000
Tenneco Automotive
   07-15-13         10.25                        500,000(d)         580,000
  Series B
   07-15-13         10.25                        575,000            667,000
TRW Automotive
  Sr Nts
   02-15-13          9.38                        820,000            928,650
Total                                                             3,134,150

Beverages & tobacco (0.3%)
Cott Beverages
   12-15-11          8.00                        500,000            550,000

Broker dealers (0.2%)
LaBranche
  Sr Nts
   08-15-04          9.50                        205,000            209,100
  Sr Sub Nts
   03-02-07         12.00                        200,000            202,000
Total                                                               411,100

Building materials & construction (2.3%)
Associated Materials
   04-15-12          9.75                        250,000            277,500
Koppers
   10-15-13          9.88                        730,000(d)         810,300
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11          9.00                        605,000(d)         650,375
Nortek Holdings
  Sr Nts Series B
   09-01-07          9.13                        500,000            516,250
  Sr Sub Nts Series B
   06-15-11          9.88                      1,350,000          1,505,250
Standard Pacific
  Sr Nts
   03-15-13          7.75                        150,000            162,000
Total                                                             3,921,675

Cable (3.0%)
CCO Holdings LLC/Capital
  Sr Nts
   11-15-13          8.75                      1,100,000(d)       1,138,499
CSC Holdings
  Sr Nts
   12-15-07          7.88                        250,000            268,125
   07-15-08          7.25                        105,000            112,088
  Sr Nts Series B
   04-01-11          7.63                        500,000            545,000
DirectTV Holdings/Finance
  Sr Nts
   03-15-13          8.38                        535,000            608,563
EchoStar DBS
  Sr Nts
   10-01-08          5.75                        625,000(d)         634,375

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Issuer             Coupon                        Principal         Value(a)
                    rate                          amount

Cable (cont.)
Lodgenet Entertainment
  Sr Sub Deb
   06-15-13          9.50%                      $105,000           $118,125
Mediacom LLC/Capital
  Sr Nts
   01-15-13          9.50                        700,000            722,750
Videotron Ltee
  (U.S. Dollar) Sr Nts
   01-15-14          6.88                        810,000(c,d)       856,575
Total                                                             5,004,100

Cellular telecommunications (3.4%)
American Towers
  Sr Sub Nts
   12-01-11          7.25                        655,000(d)         673,013
AT&T Wireless Services
   05-01-12          8.13                        400,000            473,559
Crown Castle Intl
  Sr Nts
   08-01-11          9.38                        400,000            444,000
   12-01-13          7.50                        800,000(d)         816,000
Dobson Communications
  Sr Nts
   07-01-10         10.88                        100,000            109,000
   10-01-13          8.88                        570,000            589,950
Nextel Communications
  Sr Nts
   02-01-11          9.50                        400,000            448,000
   10-31-13          6.88                      1,750,000          1,846,250
Triton PCS
   06-01-13          8.50                        350,000            383,250
Total                                                             5,783,022

Chemicals (4.6%)
Airgas
   10-01-11          9.13                        250,000            281,875
Compass Minerals Group
   08-15-11         10.00                        365,000            419,750
Equistar Chemical/Funding
   09-01-08         10.13                        250,000            271,250
  Sr Nts
   05-01-11         10.63                        220,000(d)         238,700
   05-01-11         10.63                        200,000            217,000
Georgia Gulf
  Sr Nts
   12-15-13          7.13                        360,000(d)         379,800
Huntsman Intl LLC
  Sr Nts
   03-01-09          9.88                        250,000            272,500
Huntsman LLC
   10-15-10         11.63                        250,000(d)         261,250
Kraton Polymers LLC/Capital
  Sr Sub Nts
   01-15-14          8.13                        175,000(d)         185,500
Lyondell Chemical
  Series A
   05-01-07          9.63                        370,000            383,875
Noveon
  Series B
   02-28-11         11.00                        250,000            285,000
Resolution Performance Products
  LLC/RPP Capital
   12-15-09          8.00                      1,140,000(d)       1,174,200
  Sr Nts
   04-15-10          9.50                        800,000            818,000
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10          7.63                      1,575,000(c,d)     1,472,625
Rockwood Specialties
  Sr Sub Nts
   05-15-11         10.63                        640,000(d)         718,400
Sovereign Specialty Chemicals
   03-15-10         11.88                        470,000            474,700
Total                                                             7,854,425

Computer hardware (1.1%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09          8.00                      1,750,000(c)       1,907,500

Electronics (1.0%)
Flextronics Intl
  (U.S. Dollar) Sr Sub Nts
   05-15-13          6.50                        650,000(c)         674,375
Jabil Circuit
  Sr Nts
   07-15-10          5.88                        400,000            424,628
Worldspan LP/WS Financing
  Sr Nts
   06-15-11          9.63                        580,000(d)         617,700
Total                                                             1,716,703

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Issuer             Coupon                        Principal         Value(a)
                    rate                          amount

Energy (3.3%)
Chesapeake Energy
  Sr Nts
   01-15-16          6.88%                      $280,000           $287,000
Eott Energy Partners LP/Finance
  Sr Nts Pay-in-Kind
   03-01-10          9.00                        854,191(f)         845,649
Exco Resources
   01-15-11          7.25                        300,000(d)         307,500
Forest Oil
   05-01-14          7.75                      1,000,000          1,060,000
Gulfterra Energy Partner
  Sr Nts
   06-01-10          6.25                        770,000            800,800
Hilcorp Energy/Finance
  Sr Nts
   09-01-10         10.50                        750,000(d)         845,625
Tom Brown
   09-15-13          7.25                        500,000            530,000
Westport Resources
   11-01-11          8.25                        350,000            385,000
XTO Energy
  Sr Nts
   04-15-12          7.50                        500,000            582,500
Total                                                             5,644,074

Energy equipment & services (1.0%)
Grant Prideco
  Series B
   12-01-07          9.63                        400,000            458,000
Key Energy Services
  Series C
   03-01-08          8.38                        250,000            270,625
Offshore Logistics
   06-15-13          6.13                        605,000            595,925
Plains All American Pipeline
   10-15-12          7.75                        250,000            292,500
Total                                                             1,617,050

Finance companies (0.3%)
GMAC
   08-28-12          6.88                        500,000            536,170

Financial services (2.7%)
Capital One Bank
  Sub Nts
   06-13-13          6.50                        200,000            216,332
Capital One Financial
   11-15-13          6.25                      1,000,000          1,058,404
Dollar Financial Group
  Sr Nts
   11-15-11          9.75                        685,000(d)         726,100
Metris Companies
   07-15-06         10.13                        500,000            465,000
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09          3.00                      1,600,000(d,e)     1,288,000
  Series 2001-3 Cl C
   07-21-08          2.80                        775,000(d,e)       751,478
Total                                                             4,505,314

Food (2.2%)
B&G Foods
  Series D
   08-01-07          9.63                        500,000            517,500
Burns Philp Capital Property
  (U.S. Dollar)
   11-15-10          9.50                        500,000(c,d)       547,500
   07-15-12          9.75                        500,000(c,d)       540,000
  Sr Sub Nts
   02-15-11         10.75                        750,000(c,d)       828,750
Chiquita Brands Intl
  Sr Nts
   03-15-09         10.56                        785,000            871,350
Del Monte
  Series B
   05-15-11          9.25                        200,000            220,000
  Sr Sub Nts
   12-15-12          8.63                        250,000            278,750
Total                                                             3,803,850

Furniture & appliances (0.9%)
Salton
  Sr Sub Nts
   04-15-08         12.25                        500,000            550,000
Simmons
  Sr Sub Nts
   01-15-14          7.88                        885,000(d)         902,700
Total                                                             1,452,700

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Issuer             Coupon                        Principal         Value(a)
                    rate                          amount

Health care products (1.0%)
Apogent Technologies
  Sr Sub Nts
   05-15-13          6.50%                      $300,000           $315,750
Kinetic Concepts
  Sr Sub Nts
   05-15-13          7.38                        325,000(d)         338,000
Valeant Pharmaceuticals
   12-15-11          7.00                        990,000(d)       1,019,700
Total                                                             1,673,450

Health care services (3.5%)
Ardent Health Services
  Sr Sub Nts
   08-15-13         10.00                        355,000(d)         394,050
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13          8.00                        250,000            273,750
   09-01-13          8.00                        250,000(d)         273,750
HCA
   02-01-11          7.88                        500,000            576,819
   11-06-08          5.25                        500,000            515,858
Iasis Healthcare
   10-15-09          8.50                        800,000            840,000
Natl Nephrology Associates
  Sr Sub Nts
   11-01-11          9.00                        500,000(d)         518,750
NeighborCare
  Sr Sub Nts
   11-15-13          6.88                        125,000(d)         129,063
Omnicare
  Sr Sub Nts
   06-01-13          6.13                        400,000            391,788
Province Healthcare
  Sr Sub Nts
   06-01-13          7.50                        150,000            154,500
Tenet Healthcare
   02-01-13          7.38                        125,000            119,375
  Sr Nts
   12-01-11          6.38                        350,000            320,250
   06-01-12          6.50                        100,000             91,000
Triad Hospitals
  Sr Sub Nts
   11-15-13          7.00                        400,000(d)         414,000
Vanguard Health Systems
   08-01-11          9.75                        830,000            917,150
Total                                                             5,930,103

Home building (2.0%)
D.R. Horton
  Sr Nts
   05-01-13          6.88                        200,000            214,000
  Sr Sub Nts
   09-15-10          9.75                        500,000            592,500
KB HOME
  Sr Sub Nts
   02-01-10          7.75                        500,000            530,000
Meritage
   06-01-11          9.75                        750,000            843,750
WCI Communities
   05-01-12          9.13                        500,000            551,250
William Lyon Homes
  Sr Nts
   02-15-14          7.50                        735,000(b,d)       723,975
Total                                                             3,455,475

Household products (0.6%)
Seminis Vegetable Seeds
  Sr Sub Nts
   10-01-13         10.25                      1,000,000(d)       1,071,000

Industrial services (2.1%)
Alliance Laundry System
  Series B
   05-01-08          9.63                        900,000            909,000
Allied Waste North America
   11-15-10          6.50                        960,000(d)         988,800
   02-15-14          6.13                        995,000(d)         972,613
  Series B
   09-01-12          9.25                        100,000            112,750
Interline Brands
  Sr Sub Nts
   05-15-11         11.50                        250,000            277,500
Natl Waterworks
  Series B
   12-01-12         10.50                        250,000            285,000
Total                                                             3,545,663

Industrial transportation (1.7%)
Interpool
   08-01-07          7.20                        310,000            286,750
   08-01-07          7.35                      1,340,000          1,239,500
Quality Distribution/QD Capital
  Sr Sub Nts
   11-15-10          9.00                      1,240,000(d)       1,302,000
Total                                                             2,828,250

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Issuer             Coupon                        Principal         Value(a)
                    rate                          amount

Insurance (0.3%)
Leucadia Natl
  Sr Nts
   08-15-13          7.00%                      $500,000           $520,000

Leisure time & entertainment (1.1%)
Equinox Holdings
  Sr Nts
   12-15-09          9.00                        280,000(d)         294,000
Six Flags
  Sr Nts
   06-01-14          9.63                        485,000(d)         520,163
Speedway Motorsports
  Sr Sub Nts
   06-01-13          6.75                        350,000            365,750
Vail Resorts
  Sr Sub Nts
   02-15-14          6.75                        660,000(d)         660,000
Total                                                             1,839,913

Lodging & gaming (6.6%)
Ameristar Casinos
   02-15-09         10.75                        250,000            286,875
Gaylord Entertainment
  Sr Nts
   11-15-13          8.00                        220,000(d)         236,500
Hammons (John Q) Hotels
  1st Mtge Series B
   05-15-12          8.88                        150,000            165,000
Hilton Hotels
   05-15-08          7.63                        250,000            275,938
HMH Properties
  Series B
   08-01-08          7.88                        250,000            258,125
Host Marriott LP
  Sr Nts
   11-01-13          7.13                        250,000(d)         256,875
Inn of the Mountain Gods
  Sr Nts
   11-15-10         12.00                        530,000(d)         577,700
Majestic Star Casino LLC
   10-15-10          9.50                        300,000(d)         318,375
Mandalay Resort Group
  Sr Nts
   07-31-09          6.50                        400,000            420,000
MGM Mirage
   10-01-09          6.00                        450,000            465,750
   02-01-11          8.38                        400,000            460,000
Mohegan Tribal Gaming
  Sr Sub Nts
   07-01-11          8.38                        300,000            330,000
Park Place Entertainment
  Sr Sub Nts
   09-15-08          8.88                        200,000            228,000
   03-15-10          7.88                        350,000            392,438
   05-15-11          8.13                        735,000            830,550
Penn Natl Gaming
  Sr Sub Nts
   12-01-11          6.88                        400,000(d)         403,000
Poster Financial Group
   12-01-11          8.75                      1,150,000(d)       1,204,624
Premier Entertainment Biloxi LLC/
  Premier Finance Biloxi
   02-01-12         10.75                        205,000(d)         221,400
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12          8.38                        650,000            679,250
RFS Partnership LP
   03-01-12          9.75                        750,000            810,000
River Rock Entertainment
  Sr Nts
   11-01-11          9.75                        865,000(d)         951,499
Riviera Holdings
   06-15-10         11.00                        500,000            525,000
Wheeling Island Gaming
   12-15-09         10.13                        550,000            596,750
Wynn Las Vegas LLC
  2nd Mtge
   11-01-10         12.00                        300,000            355,500
Total                                                            11,249,149

Machinery (3.5%)
Case New Holland
  Sr Nts
   08-01-11          9.25                        500,000(d)         556,250
Columbus McKinnon
   08-01-10         10.00                        645,000            715,950
Joy Global
  Series B
   03-15-12          8.75                        250,000            276,250
Manitowoc
  Sr Nts
   11-01-13          7.13                        155,000            162,750

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Issuer             Coupon                        Principal         Value(a)
                    rate                          amount

Machinery (cont.)
Sensus Metering Systems
  Sr Sub Nts
   12-15-13          8.63%                    $1,250,000(d)      $1,312,500
Terex
  Sr Sub Nts
   01-15-14          7.38                        825,000(d)         858,000
Thermadyne Holdings
  Sr Sub Nts
   02-01-14          9.25                      1,985,000(b,d)     1,985,000
Total                                                             5,866,700

Media (9.6%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13          7.63                        400,000(c)         438,000
CBD Media/CBD Finance
   06-01-11          8.63                        750,000            821,250
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12          8.75                      1,665,000(c)       1,864,800
Dex Media East LLC/Finance
   11-15-09          9.88                      1,300,000          1,472,250
Dex Media West/Finance
  Sr Nts
   08-15-10          8.50                        270,000(d)         299,700
Granite Broadcasting
   12-01-10          9.75                        870,000(d)         865,650
Gray Television
   12-15-11          9.25                      2,000,000          2,229,999
Hollinger Intl Publishing
  Sr Nts
   12-15-10          9.00                        650,000            707,688
Lin Television
  Sr Sub Nts
   05-15-13          6.50                        550,000(d)         555,500
Medianews Group
  Sr Sub Nts
   10-01-13          6.88                        400,000(d)         413,000
   04-01-14          6.38                        500,000(d)         501,250
Nexstar Finance LLC
   04-01-08         12.00                        700,000            784,000
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11         11.13                        180,000(c)         206,550
Radio One
  Series B
   07-01-11          8.88                        600,000            663,000
Salem Communication Holding
  Series B
   07-01-11          9.00                        900,000          1,001,250
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11          7.25                      1,000,000(c)       1,110,000
Sheridan Acquisition
   08-15-11         10.25                        300,000(d)         322,500
Sinclair Broadcast Group
   03-15-12          8.00                        550,000            594,000
Sun Media
  (U.S. Dollar)
   02-15-13          7.63                      1,500,000(c)       1,635,000
Total                                                            16,485,387

Metals (1.3%)
AK Steel Holding
   02-15-09          7.88                        300,000            268,500
Euramax Intl
  Sr Sub Nts
   08-15-11          8.50                        300,000(d)         319,500
Fastentech
  Sr Nts
   05-01-11         11.50                        645,000(d)         722,400
Jorgensen Earle M.
   06-01-12          9.75                        350,000            392,000
United States Steel
  Sr Nts
   05-15-10          9.75                        400,000            455,000
Total                                                             2,157,400

Miscellaneous (2.7%)
Corrections Corp of America
  Sr Nts
   05-01-11          7.50                        500,000(d)         526,250
FTD
  Sr Sub Nts
   02-15-14          7.75                        270,000(b,d)       270,000
Hines Nurseries
   10-01-11         10.25                        580,000            638,000
NationsRent
   10-15-10          9.50                        700,000(d)         749,000
Rent-Way
   06-15-10         11.88                        360,000(d)         397,800
United Rentals North America
   02-15-12          6.50                      1,965,000(b,d)     1,930,613
Total                                                             4,511,663

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Issuer             Coupon                        Principal         Value(a)
                    rate                          amount

Multi-industry (1.8%)
SPX
  Sr Nts
   06-15-11          6.25%                      $700,000           $721,000
Tyco Intl Group
  (U.S. Dollar)
   10-15-11          6.38                      1,500,000(c)       1,612,160
Vivendi Universal
  (U.S. Dollar) Sr Nts
   04-15-10          9.25                        565,000(c)         658,225
Total                                                             2,991,385

Paper & packaging (8.2%)
Abitibi-Consolidated
  (U.S. Dollar)
   08-01-10          8.55                      1,050,000(c)       1,172,278
Anchor Glass Container
   02-15-13         11.00                        500,000            587,500
Blue Ridge Paper Product
   12-15-08          9.50                        950,000(d)         976,125
Boise Cascade
  Sr Nts
   11-01-10          6.50                        210,000            220,412
Bowater Canada Finance
  (U.S. Dollar)
   11-15-11          7.95                        250,000(c)         265,778
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13          7.25                        500,000(c)         538,750
Crown Euro Holdings
  (U.S. Dollar)
   03-01-13         10.88                        500,000(c)         587,500
Georgia-Pacific
   02-01-10          8.88                      1,050,000          1,183,874
   05-15-11          8.13                      1,050,000          1,141,875
Graphic Packaging Intl
  Sr Nts
   08-15-11          8.50                        375,000(d)         410,625
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12          9.63                        650,000(c)         737,750
Millar Western Forest
  (U.S. Dollar) Sr Nts
   11-15-13          7.75                        640,000(c,d)       688,000
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13          6.75                        600,000(c)         634,500
Owens-Brockway Glass
   02-15-09          8.88                        705,000            761,400
   05-15-13          8.25                        550,000            588,500
Portola Packaging
  Sr Nts
   02-01-12          8.25                      1,600,000(d)       1,655,999
Silgan Holdings
  Sr Sub Nts
   11-15-13          6.75                        750,000(d)         770,625
Smurfit-Stone Container
   10-01-12          8.25                        250,000            271,250
Stone Container
  Sr Nts
   07-01-12          8.38                        200,000            219,000
Von Hoffmann
   03-15-09         10.25                        410,000(d)         440,750
Total                                                            13,852,491

Real estate investment trust (0.9%)
iStar Financial
  Sr Nts
   12-15-10          6.00                      1,500,000          1,548,750

Restaurants (0.4%)
Dominos
  Sr Sub Nts
   07-01-11          8.25                        550,000            596,750

Retail -- general (3.1%)
CSK Auto
   01-15-14          7.00                        845,000(d)         853,450
Finlay Enterprises
   05-01-08          9.00                        350,000            359,625
General Nutrition Center
  Sr Sub Nts
   12-01-10          8.50                      1,520,000(d)       1,588,400
PCA LLC/PCA Finance
  Sr Nts
   08-01-09         11.88                        400,000            448,000
Penney (JC)
   08-01-12          9.00                        500,000            607,500
Sonic Automotive
  Sr Sub Nts
   08-15-13          8.63                        225,000(d)         238,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Issuer             Coupon                        Principal         Value(a)
                    rate                          amount

Retail -- general (cont.)
United Auto Group
   03-15-12          9.63%                      $550,000           $610,500
William Carter
  Series B
   08-15-11         10.88                        400,000            466,000
Total                                                             5,171,975

Telecom equipment & services (3.0%)
American Cellular
  Sr Nts Series B
   08-01-11         10.00                        425,000            469,625
Avaya
   04-01-09         11.13                        150,000            175,875
Cincinnati Bell
   07-15-13          7.25                        335,000            355,100
  Sr Sub Nts
   01-15-14          8.38                        620,000            658,750
Communications & Power Inds
  Sr Sub Nts
   02-01-12          8.00                        150,000(d)         154,500
Fairpoint Communications
  Sr Nts
   03-01-10         11.88                        588,000            687,960
  Sr Sub Nts
   05-01-10         12.50                        250,000            272,500
  Sr Sub Nts Series B
   05-01-08          9.50                        300,000            300,000
Qwest
   11-15-08          5.63                        500,000            495,000
   03-15-12          9.13                      1,050,000(d)       1,231,125
Qwest Communications Intl
  Sr Nts
   02-15-11          7.25                        250,000(b,d)       243,673
Total                                                             5,044,108

Utilities -- electric (5.8%)
Centerpoint Energy
   02-15-11          7.75                        700,000            784,503
CMS Energy
  Sr Nts
   07-15-08          8.90                        400,000            436,000
DPL
  Sr Nts
   09-01-11          6.88                      1,000,000          1,065,000
FirstEnergy
  Series B
   11-15-11          6.45                        900,000            940,941
IPALCO Enterprises
   11-14-08          8.38                        500,000            560,000
   11-14-11          8.63                      1,500,000          1,710,001
NRG Energy
   12-15-13          8.00                      1,450,000(d)       1,500,750
PG&E
   07-15-08          6.88                      1,155,000(d)       1,250,853
Reliant Resources
   07-15-10          9.25                        400,000            426,000
Salton Sea Funding
  Series C
   05-30-10          7.84                        326,818            356,232
Teco Energy
  Sr Nts
   06-15-10          7.50                        750,000            817,500
Total                                                             9,847,780

Utilities -- natural gas (6.2%)
ANR Pipeline
   03-15-10          8.88                        500,000            555,000
Barrett Resources
  Sr Nts
   02-01-07          7.55                        350,000            373,625
Dynegy Holdings
   07-15-10          9.88                        440,000(d)         486,200
El Paso
   06-15-12          7.88                      2,150,000          2,034,438
El Paso Production Holding
   06-01-13          7.75                      1,660,000(d)       1,626,800
Northwest Pipeline
   03-01-10          8.13                        500,000            560,000
Southern Natural Gas
   09-15-08          6.13                        225,000            225,000
   03-15-10          8.88                        500,000            555,000
Southern Star Central
   08-01-10          8.50                        500,000(d)         550,000
Transcontinental Gas Pipeline
  Series B
   08-15-11          7.00                      2,800,000          2,992,499
  Sr Nts Series B
   07-15-12          8.88                        500,000            598,125
Total                                                            10,556,687

Total bonds
(Cost: $159,260,316)                                           $163,868,337

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Preferred stock (0.6%)
Issuer                                            Shares           Value(a)

CSC Holdings
   11.75% Cm Series H                             10,000         $1,050,000

Total preferred stock
(Cost: $1,040,625)                                               $1,050,000

Short-term securities (4.5%)
Issuer           Annualized                       Amount           Value(a)
                yield on date                   payable at
                 of purchase                     maturity

U.S. government agency (1.5%)
Federal Natl Mtge Assn Disc Nt
   02-18-04          1.07%                    $2,500,000         $2,498,708

Commercial paper (3.0%)
Dorada Finance
   02-02-04          1.03                      5,100,000(g)       5,099,562

Total short-term securities
(Cost: $7,598,370)                                               $7,598,270

Total investments in securities
(Cost: $167,899,311)(h)                                        $172,516,607

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Jan. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,230,689.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Jan. 31, 2004, the value of foreign securities represented 11.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $60,368,440 or 35.6% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2004.

(f) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $5,099,562 or 3.0% of net assets.

(h) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $167,899,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $4,943,000
     Unrealized depreciation                                       (325,000)
                                                                   --------
     Net unrealized appreciation                                 $4,618,000
                                                                 ----------

--------------------------------------------------------------------------------
17   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Income Opportunities Fund

Jan. 31, 2004 (Unaudited) Assets
Investments in securities, at value (Note 1)
   (identified cost $167,899,311)                                                                      $172,516,607
Cash in bank on demand deposit                                                                               97,121
Capital shares receivable                                                                                   312,911
Dividends and accrued interest receivable                                                                 3,178,416
Receivable for investment securities sold                                                                 5,632,574
                                                                                                          ---------
Total assets                                                                                            181,737,629
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           115,320
Capital shares payable                                                                                       75,000
Payable for investment securities purchased                                                              12,098,061
Accrued investment management services fee                                                                    2,821
Accrued distribution fee                                                                                      2,067
Accrued transfer agency fee                                                                                     344
Accrued administrative services fee                                                                             231
Other accrued expenses                                                                                       52,063
                                                                                                             ------
Total liabilities                                                                                        12,345,907
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $169,391,722
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    162,973
Additional paid-in capital                                                                              163,749,787
Excess of distributions over net investment income                                                         (142,475)
Accumulated net realized gain (loss) (Note 6)                                                             1,004,141
Unrealized appreciation (depreciation) on investments                                                     4,617,296
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $169,391,722
                                                                                                       ============
Net assets applicable to outstanding shares:                 Class A                                   $124,642,290
                                                             Class B                                   $ 40,579,501
                                                             Class C                                   $  4,115,266
                                                             Class Y                                   $     54,665
Net asset value per share of outstanding capital stock:      Class A shares       11,991,044           $      10.39
                                                             Class B shares        3,904,986           $      10.39
                                                             Class C shares          396,058           $      10.39
                                                             Class Y shares            5,257           $      10.40
                                                                                       -----           ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Income Opportunities Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $    58,750
Interest                                                                                                  3,960,920
                                                                                                          ---------
Total income                                                                                              4,019,670
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          339,202
Distribution fee
   Class A                                                                                                  108,895
   Class B                                                                                                  108,715
   Class C                                                                                                   11,561
Transfer agency fee                                                                                          32,980
Incremental transfer agency fee
   Class A                                                                                                    2,007
   Class B                                                                                                    2,058
   Class C                                                                                                      229
Service fee -- Class Y                                                                                           22
Administrative services fees and expenses                                                                    26,794
Compensation of board members                                                                                 1,267
Custodian fees                                                                                                6,372
Printing and postage                                                                                         17,084
Registration fees                                                                                            19,690
Audit fees                                                                                                    7,750
Other                                                                                                           905
                                                                                                                ---
Total expenses                                                                                              685,531
   Earnings credits on cash balances (Note 2)                                                                  (542)
                                                                                                               ----
Total net expenses                                                                                          684,989
                                                                                                            -------
Investment income (loss) -- net                                                                           3,334,681
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                1,133,961
Net change in unrealized appreciation (depreciation) on investments                                       6,229,173
                                                                                                          ---------
Net gain (loss) on investments                                                                            7,363,134
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                         $10,697,815
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Income Opportunities Fund
                                                                                      Jan. 31, 2004    For the period from
                                                                                    Six months ended    June 19, 2003* to
                                                                                        (Unaudited)       July 31, 2003
Operations and distributions
Investment income (loss) -- net                                                      $  3,334,681          $   359,670
Net realized gain (loss) on investments                                                 1,133,961             (129,820)
Net change in unrealized appreciation (depreciation) on investments                     6,229,173           (1,472,359)
                                                                                        ---------           ----------
Net increase (decrease) in net assets resulting from operations                        10,697,815           (1,242,509)
                                                                                       ----------           ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                           (2,790,723)            (354,444)
     Class B                                                                             (627,731)             (12,272)
     Class C                                                                              (66,430)              (1,517)
     Class Y                                                                               (1,408)                 (68)
                                                                                       ----------             --------
Total distributions                                                                    (3,486,292)            (368,301)
                                                                                       ----------             --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             66,430,977            7,336,050
   Class B shares                                                                      36,609,407            4,345,958
   Class C shares                                                                       3,730,388              503,703
   Class Y shares                                                                          40,912                   --
Reinvestment of distributions at net asset value
   Class A shares                                                                         649,721              301,623
   Class B shares                                                                         516,386                7,364
   Class C shares                                                                          58,217                  851
   Class Y shares                                                                             988                   59
Payments for redemptions
   Class A shares                                                                      (3,967,237)            (135,710)
   Class B shares (Note 2)                                                             (2,111,181)             (65,316)
   Class C shares (Note 2)                                                               (322,710)                  --
   Class Y shares                                                                             (23)                  --
                                                                                       ----------             --------
Increase (decrease) in net assets from capital share transactions                     101,635,845           12,294,582
                                                                                      -----------           ----------
Total increase (decrease) in net assets                                               108,847,368           10,683,772
Net assets at beginning of period (Note 1)                                             60,544,354           49,860,582**
                                        -                                              ----------           ----------
Net assets at end of period                                                          $169,391,722          $60,544,354
                                                                                     ============          ===========
Undistributed (excess of distributions over) net investment income                   $   (142,475)         $     9,136
                                                                                     ------------          -----------

See accompanying notes to financial statements.

 *   When shares became publicly available.

** Initial capital of $50,000,000 was contributed on June 12, 2003. The Fund had a decrease in net assets resulting from operations of $139,418 during the period from June 12, 2003 to June 19, 2003 (when shares became publicly available).

--------------------------------------------------------------------------------
20   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Income Opportunities Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market. On June 12, 2003, IDS Life Insurance Company (IDS Life), a wholly-owned subsidiary of American Express Financial Corporation (AEFC) invested $50,000,000 in the Fund which represented 4,997,000 shares for Class A, 1,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on June 19, 2003. As of Jan. 31, 2004, IDS Life owned approximately 31% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund will offer an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
21   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
22   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Jan. 31, 2004, the Fund has entered into outstanding when-issued securities of $5,320,689.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
23   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.485% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $20.50

o    Class B $21.50

o    Class C $21.00

o    Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
24   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $496,000 for Class A, $8,765 for Class B and $257 for Class C for the six months ended Jan. 31, 2004.

AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 1.19% for Class A, 1.95% for Class B, 1.95% for Class C and 1.03% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $542 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $164,593,786 and $62,015,530, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Jan. 31, 2004
                                             Class A     Class B    Class C     Class Y
Sold                                       6,562,691  3,626,843    370,162      4,157
Issued for reinvested distributions           62,144     50,338      5,681         96
Redeemed                                    (389,058)  (206,566)   (31,742)        (2)
                                           ---------  ---------    -------      -----
Net increase (decrease)                    6,235,777  3,470,615    344,101      4,251
                                           ---------  ---------    -------      -----

                                                   June 19, 2003* to July 31, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                         741,565    439,269     50,870         --
Issued for reinvested distributions           30,560        746         87          6
Redeemed                                     (13,858)    (6,644)        --         --
                                           ---------  ---------    -------      -----
Net increase (decrease)                      758,267    433,371     50,957          6
                                           ---------  ---------    -------      -----

* When shares became publicly available.

--------------------------------------------------------------------------------
25   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $116,404 as of July 31, 2003, that will expire in 2011 if not offset by subsequent capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2004(k)       2003(b)
Net asset value, beginning of period                                         $ 9.70         $9.97
Income from investment operations:
Net investment income (loss)                                                    .31           .06
Net gains (losses) (both realized and unrealized)                               .70          (.27)
Total from investment operations                                               1.01          (.21)
Less distributions:
Dividends from net investment income                                           (.32)         (.06)
Net asset value, end of period                                               $10.39         $9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                        $125           $56
Ratio of expenses to average daily net assets(c)                              1.08%(d)      1.16%(d),(e)
Ratio of net investment income (loss) to average daily net assets             6.14%(d)      5.59%(d)
Portfolio turnover rate (excluding short-term securities)                       59%           26%
Total return(i)                                                              10.54%(j)     (2.04%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2003(k)       2003(b)
Net asset value, beginning of period                                         $ 9.70         $9.97
Income from investment operations:
Net investment income (loss)                                                    .28           .05
Net gains (losses) (both realized and unrealized)                               .70          (.27)
Total from investment operations                                                .98          (.22)
Less distributions:
Dividends from net investment income                                           (.29)         (.05)
Net asset value, end of period                                               $10.39         $9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                         $41            $4
Ratio of expenses to average daily net assets(c)                              1.80%(d)      1.88%(d),(f)
Ratio of net investment income (loss) to average daily net assets             5.46%(d)      5.14%(d)
Portfolio turnover rate (excluding short-term securities)                       59%           26%
Total return(i)                                                              10.14%(j)     (2.11%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2003(k)       2003(b)
Net asset value, beginning of period                                         $ 9.69         $9.97
Income from investment operations:
Net investment income (loss)                                                    .28           .05
Net gains (losses) (both realized and unrealized)                               .71          (.28)
Total from investment operations                                                .99          (.23)
Less distributions:
Dividends from net investment income                                           (.29)         (.05)
Net asset value, end of period                                               $10.39         $9.69

Ratios/supplemental data
Net assets, end of period (in millions)                                          $4            $1
Ratio of expenses to average daily net assets(c)                              1.79%(d)      1.61%(d),(g)
Ratio of net investment income (loss) to average daily net assets             5.43%(d)      5.45%(d)
Portfolio turnover rate (excluding short-term securities)                       59%           26%
Total return(i)                                                              10.25%(j)     (2.19%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2003(k)       2003(b)
Net asset value, beginning of period                                         $ 9.70         $9.97
Income from investment operations:
Net investment income (loss)                                                    .32           .06
Net gains (losses) (both realized and unrealized)                               .71          (.27)
Total from investment operations                                               1.03          (.21)
Less distributions:
Dividends from net investment income                                           (.33)         (.06)
Net asset value, end of period                                               $10.40         $9.70

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--           $--
Ratio of expenses to average daily net assets(c)                               .90%(d)      1.01%(d),(h)
Ratio of net investment income (loss) to average daily net assets             6.28%(d)      5.71%(d)
Portfolio turnover rate (excluding short-term securities)                       59%           26%
Total return(i)                                                              10.73%(j)     (2.03%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 2.35% for the period ended July 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

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30   --   AXP INCOME OPPORTUNITIES FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Limited Duration
             Bond
                Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2004

AXP Limited Duration Bond Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                   (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

Investments in Securities                                             8

Financial Statements                                                 14

Notes to Financial Statements                                        17

Proxy Voting                                                         27

--------------------------------------------------------------------------------
2   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF JAN. 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                      Tom Murphy, CFA*
Since                                                              6/03
Years in industry                                                    18

* The Fund is managed by a team of portfolio managers led by Tom Murphy.

FUND OBJECTIVE

The Fund seeks a level of current income consistent with capital preservation.

Inception dates
A: 6/19/03      B: 6/19/03      C: 6/19/03      Y: 6/19/03

Ticker symbols
A: ALDAX        B: ALDBX        C: --           Y: --

Total net assets                                         $103.9 million

Number of holdings                                                  203

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT    INT.    LONG
  X                     HIGH
  X                     MEDIUM  QUALITY
                        LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 35.5%
Corporate bonds* 23.6%
U.S. Government obligations & agencies 23.3%
Short-term securities 17.2%
Foreign government bonds 0.4%

* Includes 13.9% Financials, 2.9% Utilities, 2.5% Telecommunications, 1.9% Consumer discretionary, 0.8% Consumer staples, 0.7% Materials, 0.4% Industrials, 0.3% Energy, and 0.2% Health care.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                          81.7%
AA bonds                                                            1.3
A bonds                                                             5.8
BBB bonds                                                          11.1
Non-investment grade bonds                                          0.1

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

There are special considerations associated with investing in bond funds. Principal risks associated with the Fund include market risk, interest rate risk, credit risk and liquidity risk.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Tom Murphy discusses AXP Limited Duration Bond Fund's positioning and results for the first half of fiscal year 2004.

Q: How did AXP Limited Duration Bond Fund perform for the six months ended Jan. 31, 2004?

A: AXP Limited Duration Bond Fund's Class A shares rose 3.35%, excluding sales charge, for the six months ended Jan. 31, 2004. This was less than the Fund's unmanaged benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, which gained 3.76% for the period. For the six months ended Jan. 31, 2004, the Fund outperformed the Lipper Short-Intermediate Investment Grade Bond Funds Index, representing the Fund's peer group, which advanced 3.05% over the same time frame.

Q:   What factors significantly affected the Fund's performance?

A: Based on our historical analyses, we continue to be comfortable that our focus on investment-grade securities within the Lehman Brothers Intermediate Aggregate Bond Index will provide competitive performance within our peer group over longer time periods. Security selection within both the mortgage and investment-grade sectors were additive to portfolio performance during the period. Unlike other funds in our peer group, which invest in higher-risk non-index sectors

(bar graph)
             PERFORMANCE COMPARISON
  For the six-month period ended Jan. 31, 2004

 4%      (bar 1)       (bar 2)       (bar 3)
 3%      +3.35%        +3.76%        +3.05%
 2%
 1%
 0%

(bar 1) AXP Limited Duration Bond Fund Class A (excluding sales charge) (bar 2) Lehman Brothers Intermediate Aggregate Bond Index(1) (unmanaged) (bar 3) Lipper Short-Intermediate Investment Grade Bond Funds Index(2)

(1) The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The Index is generally considered representative of the markets in which the Fund invests. However, the securities used to create the Index may not be representative of the bonds held in the Fund.

(2) The Lipper Short-Intermediate Investment Grade Bond Funds Index, an index published by Lipper Inc., includes the 30 largest funds that are generally similar to the fund, although some funds in the Index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Security selection within both the mortgage and investment-grade sectors were additive to portfolio performance during the period.(end callout quote)

     like high yield and emerging markets, the Fund did not benefit from the extraordinary returns generated by these out-of-index sectors since late 2002.

     Since August 2003, the Fed has stated that it believes its accommodative policy can be maintained for a "considerable period." As a result, the yield curve has remained relatively steep and most investors believed there would be no official increase in short-term rates until well into mid-2004. On January 28th, the Federal Open Market Committee statement substituted "patient" for "considerable period." This change only served to remind people that short rates will rise

TOTAL RETURNS
                            Class A               Class B                     Class C                 Class Y
(Inception dates)          (6/19/03)             (6/19/03)                   (6/19/03)               (6/19/03)
                        NAV(1)   POP(2)     NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)    POP(5)
as of Jan. 31, 2004
6 months*               +3.35%   -1.56%     +2.85%       -1.15%        +2.85%       +1.85%       +3.32%    +3.32%
Since inception*        +0.30%   -4.46%     -0.15%       -4.11%        -0.26%       -1.25%       +0.30%    +0.30%

as of Dec. 31, 2003
6 months*               +0.00%   -4.75%     -0.28%       -5.23%        -0.39%       -1.38%       +0.08%    +0.08%
Since inception*        -0.37%   -5.10%     -0.66%       -5.58%        -0.77%       -1.75%       -0.29%    -0.29%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     eventually, but that the Fed will be thinking in terms of progress in the recovery as opposed to some predetermined time frame. Low inflation, slack in the economy and disappointing job creation to date are the factors that can allow the Fed to keep policy accommodative, even though they remain optimistic that robust growth is coming. This does point to a potential for increased volatility later this year if there is a moderate up-tick in inflation, tightening capacity utilization and a falling unemployment rate.

     Given relatively full valuations and the current low levels of volatility across markets, we do not plan to deviate dramatically from the Index in the near term. Valuations are compressed in the high-grade corporate sector. We maintain a slightly higher-than-index position in credit with this higher-quality bias, and a slightly lower-than-index position in mortgages with a higher coupon bias. We also maintain a short duration and curve flattening bias versus the index.

Q:   What changes did you make to the Fund during the period?

A: We modestly increased our allocation to corporate bonds during the period. Earlier in the period we took advantage of volatility in the corporate sector to enhance the quality profile of our corporate holdings. As lower-quality, more cyclical corporate issues outperformed, higher-quality, less cyclical issues became more attractively valued, creating opportunities for us to increase our positions in higher quality bonds.

     We substantially increased the portfolios' allocation to government agency securities, such that we are now close to the benchmark positioning. Valuations on agency securities grew more attractive as prices were depressed by concerns about the status of these organizations as government sponsored entities. We do not anticipate any change in the agencies' government sponsored status, therefore, we saw this as an opportunity to purchase the securities when they were more attractively priced.

--------------------------------------------------------------------------------
6   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

     We positioned the mortgage portion of the portfolio more defensively and reduced our overall exposure to mortgages over the performance period as rates trended lower and valuation became more extreme.

     These changes influenced the portfolio's 180% turnover rate during the period.

Q:   How do you plan to manage the Fund in the coming months?

A: Treasuries have traded in a 0.50% range since last September and we are ending this performance period toward the lower end of that range. Continued foreign central bank buying of U.S. Treasuries, election year politics and a pause in the performance of higher beta stocks and corporate bonds as we entered February, offset generally constructive economic releases and concerns. With the passage of time, we are that much closer to an increase in short-term rates, to keep current market rates at the lower end of the recent range.

     While we believe the economy is likely to continue its recovery, we remain cautious given relatively full valuations on spread sectors and the numerous crosscurrents in the market. We will continue to position the portfolio for our most likely scenario, but are mindful of being too much in the consensus. As Chairman Greenspan stated in his recent Humphrey-Hawkins testimony, "... all forecasts are projections into an uncertain future. The fact that most professional forecasters perceive much the same benign short-term outlook that is our most likely expectation provides scant comfort. When the future surprises, history tells us, it often surprises us all."

--------------------------------------------------------------------------------
7   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Limited Duration Bond Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (91.8%)
Issuer                 Coupon                    Principal         Value(a)
                        rate                      amount

Foreign government (0.4%)
United Mexican States
  (U.S. Dollar)
   01-16-13              6.38%                  $115,000(c)       $119,313
   03-03-15              6.63                    275,000(c)        286,000
Total                                                              405,313

U.S. government obligations & agencies (25.8%)
Federal Home Loan Bank
   09-15-06              2.88                  3,000,000         3,035,460
Federal Home Loan Mtge Corp
   08-15-06              2.75                  2,500,000         2,523,993
   03-15-07              4.88                    700,000           745,813
Federal Natl Mtge Assn
   02-15-05              7.13                    925,000           979,454
   05-15-08              6.00                    900,000         1,000,121
   11-17-08              3.88                  1,300,000         1,309,789
U.S. Treasury
   01-31-05              1.63                  3,000,000(g)      3,011,367
   02-28-05              1.50                  4,150,000         4,160,536
   05-31-05              1.25                  1,000,000           997,810
   08-31-05              2.00                  1,585,000         1,595,339
   12-31-05              1.88                  1,445,000         1,447,428
   11-15-06              2.63                    635,000           641,449
   01-15-09              3.25                  2,606,000         2,617,503
   11-15-13              4.25                  1,214,000         1,225,001
   08-15-23              6.25                  1,070,000         1,236,811
   11-15-26              6.50                    250,000           298,701
Total                                                           26,826,575

Mortgage-backed securities (39.4%)(f)
Federal Home Loan Mtge Corp
   12-01-13              6.00                    548,512           578,061
   02-01-18              5.50                    267,955           278,342
   05-01-18              5.50                    736,833           768,410
   06-01-18              4.50                    241,824           243,330
   10-01-18              5.00                    975,896           998,955
   10-01-23              5.50                    492,983           507,490
   10-01-32              6.00                    574,639           596,276
   03-01-33              6.00                    799,171           832,222
   07-01-33              6.00                    356,854           370,294
   08-01-33              6.50                    492,184           516,959
   09-01-33              4.56                    292,487(e)        292,552
   09-01-33              6.00                    392,965           407,765
   02-01-34              5.00                  2,550,000(i)      2,530,876
  Collateralized Mtge Obligation
   07-15-16              4.00                    200,000           199,657
   09-15-18              4.00                    200,000           184,713
   10-15-18              4.00                    200,000           183,088
   10-15-18              5.00                    100,000           103,919
   11-15-18              5.00                    300,000           311,878
   01-15-19              5.00                    300,000           308,463
   02-15-27              5.00                    200,000           206,493
   02-15-33              5.50                    234,814           247,409
  Interest Only
   10-15-22              7.45                    496,977(h)         60,746
Federal Natl Mtge Assn
   10-01-10              4.85                    498,554           514,682
   06-01-13              4.85                    595,256           610,819
   10-01-13              5.11                    498,549           522,589
   09-01-14              7.00                  1,244,585         1,334,143
   06-01-17              6.00                    694,103           730,798
   07-01-17              6.50                    673,185           714,934
   09-01-17              6.00                    336,851           354,659
   02-01-18              5.50                    450,476           469,460
   06-01-18              5.00                  1,125,223         1,152,154
   06-01-18              5.00                    473,556(i)        484,901
   08-01-18              4.50                    289,245           290,726
   01-01-19              6.50                    895,323           950,517
   02-01-19              4.50                    215,000(i)        215,739
   02-01-19              5.00                  1,600,000(i)      1,633,504
   02-01-19              5.50                    500,000(i)        518,594
   07-01-23              5.00                    195,353           197,335
   08-01-23              5.50                    296,204           303,208
   09-01-23              5.50                    579,046           595,740
   10-01-23              5.50                    689,199           705,458
   12-01-23              5.50                    997,691         1,026,456
   07-01-28              5.50                    280,255           286,592
   09-01-28              7.50                    383,696           411,999

See accompanying notes to investments in securities.

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8   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                 Coupon                    Principal         Value(a)
                        rate                      amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   12-01-28              6.00%                  $491,360          $513,259
   04-01-29              6.50                    348,667           366,032
   06-01-29              7.00                    166,343           176,524
   05-01-31              6.50                    239,196           251,024
   09-01-31              7.00                    308,494           329,886
   07-01-32              6.50                    224,664(i)        235,763
   08-01-32              6.50                    606,384           637,967
   10-01-32              6.00                    329,985           343,560
   10-01-32              6.50                    623,032           653,813
   11-01-32              6.50                    294,512           309,075
   02-01-33              5.50                    800,000(i)        814,000
   03-01-33              6.00                    522,686           542,822
   05-01-33              5.50                  2,566,788         2,617,693
   05-01-33              6.00                    916,404           951,708
   05-01-33              6.50                    308,205           323,432
   05-01-33              7.00                  1,808,005         1,916,865
   06-01-33              5.50                    517,113           526,535
   06-01-33              6.00                    458,488           476,151
   07-01-33              5.50                    675,703           688,623
   10-01-33              6.00                    295,854           308,909
   01-01-34              4.80                    250,000(e)        257,341
  Collateralized Mtge Obligation
   04-25-12              5.34                  1,000,000         1,054,545
   07-25-16              4.00                    200,000           199,565
   07-25-26              5.50                    500,000           526,114
   12-25-26              8.00                    195,484           213,323
Govt Natl Mtge Assn
   06-15-32              7.50                    212,933           228,673
   05-15-33              6.00                    209,943           219,103
   10-15-33              5.50                    495,038           505,938
Total                                                           40,941,148

Aerospace & defense (0.2%)
Raytheon
   11-01-08              6.15                    200,000           219,293

Automotive & related (0.3%)
DaimlerChrysler NA Holding
   06-04-08              4.05                     60,000            59,753
   11-15-13              6.50                    250,000           263,352
Total                                                              323,105

Banks and savings & loans (3.7%)
Bank of America
  Sr Nts
   09-15-12              4.88                    310,000           314,639
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34              6.00                    298,108           305,963
Banknorth Group
  Sr Nts
   05-01-08              3.75                     80,000            79,830
Credit Suisse First Boston USA
   01-15-08              4.63                    125,000           130,820
   01-15-09              3.88                    100,000           100,255
Golden West Financial
  Sr Nts
   10-01-12              4.75                     70,000            70,671
US Bank Natl Assn Minnesota
   08-01-11              6.38                    300,000           340,830
Wachovia Bank Commercial Mtge Trust
  Series 2003-C8 Cl A2
   11-15-35              3.89                  1,000,000         1,011,283
Washington Mutual
  Series 2003-AR10 Cl A6
   10-25-33              4.11                    300,000           302,069
Washington Mutual Bank FA
  Sub Nts
   06-15-11              6.88                    250,000           286,131
Wells Fargo Bank NA
  Sub Nts
   02-01-11              6.45                    250,000           282,603
WFS Financial Owner Trust
  Series 2002-2, Cl A4
   02-20-10              4.50                    600,000           623,394
Total                                                            3,848,488

Broker dealers (1.4%)
Goldman Sachs Group
   04-01-13              5.25                    235,000           240,091
Merrill Lynch & Co
   11-04-10              4.50                    200,000           204,324
Morgan Stanley
   01-15-09              3.88                    190,000           190,433
   03-01-13              5.30                    440,000           453,212
Morgan Stanley Capital 1
  Series 2003-T11 Cl A2
   06-13-41              4.34                    190,000           193,958
  Series 2004-T13 Cl A2
   09-13-45              3.94                    200,000(i)        199,313
Total                                                            1,481,331

See accompanying notes to investments in securities.

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9   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                 Coupon                    Principal         Value(a)
                        rate                      amount

Cable (0.9%)
Comcast
   03-15-11              5.50%                   $65,000           $68,448
Comcast Cable Communications
   11-15-08              6.20                    735,000           807,256
Cox Communications
   08-01-08              6.40                     50,000            55,213
Total                                                              930,917

Cellular telecommunications (0.3%)
AT&T Wireless Services
   05-01-12              8.13                    200,000           236,780
  Sr Nts
   03-01-11              7.88                     95,000           110,819
Total                                                              347,599

Energy (0.3%)
ConocoPhillips
   10-15-07              3.63                    275,000           282,973

Finance companies (2.5%)
Citigroup
   02-01-08              3.50                    725,000           730,554
Ford Motor Credit
   10-25-11              7.25                    170,000           184,698
   10-01-13              7.00                    485,000           510,812
GMAC
   09-15-11              6.88                    410,000           441,420
Household Finance
   01-15-08              4.63                    725,000           757,383
Total                                                            2,624,867

Financial services (6.4%)
Aesop Funding II LLC
  Series 2002-1A Cl A1
   10-20-06              3.85                    200,000           204,882
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40              4.00                    577,618           579,143
Capital One Bank
  Sr Nts
   02-01-06              6.88                     25,000            27,089
Capital One Multi-Asset Execution Trust
  Series 2003-A4 Cl A4
   07-15-11              3.65                    200,000           200,938
Centex Home Equity
  Series 2004-A Cl AF3
   04-25-28              3.26                    100,000            99,891
Citibank Credit Card Issuance Trust
  Series 2003-A7 Cl A7
   07-07-17              4.15                    170,000           160,326
Countrywide Asset-Backed Certificates
  Series 2003-5 Cl AF3
   04-25-30              3.61                    225,000           226,863
Countrywide Home Loans
  Series 2003-J15 Cl 1A1
   12-25-18              4.50                    199,371           203,045
Fannie Mae
   02-15-09              3.25                  1,155,000         1,142,024
General Electric Capital
   01-15-08              4.25                  1,500,000         1,556,054
Greenwich Capital Commercial Funding
  Series 2003-C2 Cl A2
   07-05-10              4.02                    200,000           201,842
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12              5.25                    280,000(c)        288,928
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
   09-15-31              4.85                    500,000           511,319
  Series 2004-C1 Cl A4
   01-15-31              4.57                    400,000(i)        393,969
Master Alternative Loans Trust
  Series 2003-9 Cl 7A2
   12-25-18              5.00                     98,748            99,405
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29              5.86                    200,000           205,970
  Series 2004-KS1 Cl AI3
   09-25-28              2.95                    100,000            99,000
SLM Student Loan Trust
  Series 2004-1 Cl A6
   07-25-39              3.46                    200,000           197,625
TIAA Global Markets
   01-22-08              3.88                    200,000(d)        203,960
Total                                                            6,602,273

Food (0.7%)
Kellogg
  Sr Nts
   06-01-08              2.88                    455,000           443,242
Kraft Foods
   10-01-08              4.00                    320,000           324,010
Total                                                              767,252

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                 Coupon                    Principal         Value(a)
                        rate                      amount

Health care products (0.2%)
Wyeth
   02-01-14              5.50%                  $230,000          $236,081

Industrial transportation (0.3%)
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11              6.38                    175,000(c)        195,218
Union Pacific
   02-01-08              6.63                     70,000            77,753
Total                                                              272,971

Insurance (1.4%)
ASIF Global Financing
   11-26-07              3.85                    150,000(d)        153,298
   01-17-13              4.90                    780,000(d)        779,657
Berkshire Hathaway
   10-15-13              4.63                    330,000(d)        327,667
MassMutual Global Funding II
   07-15-08              2.55                     35,000(d)         33,697
Met Life Global Funding I
   06-19-08              2.60                    190,000(d)        182,385
Total                                                            1,476,704

Leisure time & entertainment (0.9%)
Time Warner
   05-01-12              6.88                    865,000           971,133

Paper & packaging (0.8%)
Intl Paper
   01-15-14              5.50                    400,000           407,439
Weyerhaeuser
   03-15-07              6.13                    250,000           271,929
   03-15-12              6.75                    140,000           155,269
Total                                                              834,637

Retail -- grocery (0.1%)
Kroger
   02-01-13              5.50                    100,000           103,178

Telecom equipment & services (0.5%)
Sprint Capital
   11-15-08              6.13                     75,000            80,141
   03-15-12              8.38                    320,000           377,560
Vodafone Group
  (U.S. Dollar)
   02-15-10              7.75                     20,000(c)         23,664
Total                                                              481,365

Utilities -- electric (3.1%)
American Electric Power
  Sr Nts Series C
   03-15-10              5.38                    200,000           210,486
Carolina Power & Light
   07-15-12              6.50                    110,000           122,532
CenterPoint Energy Houston Electric LLC
   01-15-14              5.75                     80,000            83,761
Cincinnati Gas & Electric
   09-15-12              5.70                     85,000            90,120
Columbus Southern Power
  Sr Nts Series C
   03-01-13              5.50                    100,000           104,573
Commonwealth Edison
   02-01-08              3.70                     30,000            30,363
  1st Mtge Series 102
   08-15-10              4.74                     60,000            61,646
Consumers Energy
  1st Mtge
   04-15-08              4.25                    375,000(d)        378,836
   02-17-09              4.80                    100,000(d)        102,492
Dayton Power & Light
  1st Mtge
   10-01-13              5.13                    240,000(d)        244,178
Dominion Resources
  Sr Nts Series B
   06-30-12              6.25                    210,000           229,088
Duke Energy
  1st Mtge
   03-05-08              3.75                    500,000           505,085
   04-01-10              4.50                    110,000           111,938
Duquesne Light
  1st Mtge Series O
   04-15-12              6.70                     15,000            16,927
FirstEnergy
  Series B
   11-15-11              6.45                     70,000            73,184
Florida Power
  1st Mtge
   03-01-13              4.80                    220,000           220,220
Northern States Power
  1st Mtge
   08-01-10              4.75                     90,000            92,765
Northern States Power - Minnesota
  1st Mtge Series B
   08-29-12              8.00                     40,000            49,325

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Issuer                 Coupon                    Principal         Value(a)
                        rate                      amount

Utilities -- electric (cont.)
Ohio Power
  Sr Nts Series F
   02-15-13              5.50%                   $45,000           $47,151
  Sr Nts Series H
   01-15-14              4.85                    110,000           108,837
PSI Energy
   09-15-13              5.00                     20,000            20,096
Public Service Co of Colorado
   10-01-08              4.38                    135,000           138,896
   03-01-13              4.88                    110,000           111,244
Tampa Electric
   08-15-07              5.38                     15,000            15,848
Total                                                            3,169,591

Utilities -- natural gas (0.2%)
Consolidated Natural Gas
  Sr Nts
   04-15-11              6.85                     20,000            22,643
NiSource Finance
   11-01-06              3.20                     90,000            90,761
Panhandle Eastern Pipeline
   08-15-08              4.80                     50,000(d)         51,308
Total                                                              164,712

Utilities -- telephone (2.0%)
AT&T
  Sr Nts
   11-15-11              8.05                     32,000            37,070
BellSouth
   10-15-11              6.00                    180,000           195,728
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10              8.50                    205,000(c)        247,602
   07-22-13              5.25                    185,000(c)        187,535
France Telecom
  (U.S. Dollar)
   03-01-11              9.00                     50,000(c)         60,185
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13              5.25                    390,000(c,d)      388,906
Verizon New York
  Series A
   04-01-12              6.88                    430,000           478,078
Verizon Pennsylvania
  Series A
   11-15-11              5.65                    480,000           508,242
Total                                                            2,103,346

Total bonds
(Cost: $95,243,996)                                            $95,414,852

Short-term securities (19.0%)
Issuer               Annualized                   Amount           Value(a)
                    yield on date               payable at
                     of purchase                 maturity

U.S. government agencies (13.8%)
Federal Home Loan Mtge Corp Disc Nts
   02-12-04              1.07%                $4,400,000        $4,398,403
   02-19-04              1.07                  2,000,000         1,998,893
   02-26-04              1.09                    500,000           499,626
Federal Natl Mtge Assn Disc Nts
   02-18-04              1.07                  2,500,000         2,498,708
   03-17-04              1.05                  2,000,000         1,997,633
   04-30-04              1.00                  3,000,000         2,992,593
Total                                                           14,385,856

Commercial paper (5.2%)
Dorada Finance
   02-02-04              1.03                  2,400,000(b)      2,399,794
Falcon Asset Securitization
   02-03-04              1.05                    700,000(b)        699,918
Scaldis Capital LLC
   04-13-04              1.04                  2,300,000(b)      2,295,150
Total                                                            5,394,862

Total short-term securities
(Cost: $19,780,338)                                            $19,780,718

Total investments in securities
(Cost: $115,024,334)(j)                                       $115,195,570

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $5,394,862 or 5.2% of net assets.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Jan. 31, 2004, the value of foreign securities represented 1.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Jan. 31, 2004, the value of these securities amounted to $2,846,384 or 2.7% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Jan. 31, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                            Notional amount
     Sale contracts
     U.S. Treasury Notes, March 2004, 10-year                      $2,600,000

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Jan. 31, 2004.

(i) At Jan. 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,019,961.

(j) At Jan. 31, 2004, the cost of securities for federal income tax purposes was approximately $115,024,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $ 552,000
     Unrealized depreciation                                         (380,000)
                                                                     --------
     Net unrealized appreciation                                    $ 172,000
                                                                    ---------

--------------------------------------------------------------------------------
13   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Limited Duration Bond Fund
Jan. 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $115,024,334)                                                                      $115,195,570
Cash in bank on demand deposit                                                                               27,924
Capital shares receivable                                                                                   134,528
Accrued interest receivable                                                                                 696,187
Receivable for investment securities sold                                                                 8,787,293
                                                                                                          ---------
Total assets                                                                                            124,841,502
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                            20,042
Capital shares payable                                                                                          388
Payable for investment securities purchased                                                              13,832,774
Payable for securities purchased on a forward-commitment basis (Note 1)                                   7,019,961
Accrued investment management services fee                                                                    1,528
Accrued distribution fee                                                                                      1,136
Accrued transfer agency fee                                                                                     129
Accrued administrative services fee                                                                             141
Other accrued expenses                                                                                       45,320
                                                                                                             ------
Total liabilities                                                                                        20,921,419
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $103,920,083
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    105,442
Additional paid-in capital                                                                              104,057,786
Excess of distributions over net investment income                                                          (43,446)
Accumulated net realized gain (loss) (Note 7)                                                              (307,503)
Unrealized appreciation (depreciation) on investments (Note 5)                                              107,804
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                               $103,920,083
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 82,890,014
                                                            Class B                                    $ 18,995,785
                                                            Class C                                    $  2,019,416
                                                            Class Y                                    $     14,868
Net asset value per share of outstanding capital stock:     Class A shares          8,410,523          $       9.86
                                                            Class B shares          1,927,221          $       9.86
                                                            Class C shares            204,941          $       9.85
                                                            Class Y shares              1,509          $       9.85
                                                                                        -----          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Limited Duration Bond Fund

Six months ended Jan. 31, 2004 (Unaudited)
Investment income
Income:
Interest                                                                                                 $1,388,249
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                          237,956
Distribution fee
   Class A                                                                                                   89,896
   Class B                                                                                                   73,044
   Class C                                                                                                    7,955
Transfer agency fee                                                                                          18,342
Incremental transfer agency fee
   Class A                                                                                                    1,112
   Class B                                                                                                    1,146
   Class C                                                                                                      130
Service fee -- Class Y                                                                                            7
Administrative services fees and expenses                                                                    21,016
Compensation of board members                                                                                 1,267
Custodian fees                                                                                               14,380
Printing and postage                                                                                         16,621
Registration fees                                                                                            18,409
Audit fees                                                                                                    7,750
Other                                                                                                           723
                                                                                                            -------
Total expenses                                                                                              509,754
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (16,947)
                                                                                                            -------
                                                                                                            492,807
   Earnings credits on cash balances (Note 2)                                                                  (350)
                                                                                                            -------
Total net expenses                                                                                          492,457
                                                                                                            -------
Investment income (loss) -- net                                                                             895,792
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           (86,228)
   Futures contracts                                                                                         14,807
                                                                                                             ------
Net realized gain (loss) on investments                                                                     (71,421)
Net change in unrealized appreciation (depreciation) on investments                                       1,872,115
                                                                                                          ---------
Net gain (loss) on investments                                                                            1,800,694
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $2,696,486
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Limited Duration Bond Fund
                                                                                   Jan. 31, 2004     For the period from
                                                                                 Six months ended     June 19, 2003* to
                                                                                    (Unaudited)         July 31, 2003
Operations and distributions
Investment income (loss) -- net                                                    $    895,792         $    89,258
Net realized gain (loss) on investments                                                 (71,421)           (235,008)
Net change in unrealized appreciation (depreciation) on investments                   1,872,115          (1,575,486)
                                                                                      ---------          ----------
Net increase (decrease) in net assets resulting from operations                       2,696,486          (1,721,236)
                                                                                      ---------          ----------
Distributions to shareholders from:
   Net investment income
   Class A                                                                             (826,109)            (90,576)
   Class B                                                                             (113,982)             (3,599)
   Class C                                                                              (12,374)               (483)
   Class Y                                                                                 (179)                (27)
                                                                                       --------             -------
Total distributions                                                                    (952,644)            (94,685)
                                                                                       --------             -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           30,406,328           6,756,427
   Class B shares                                                                    16,213,840           6,662,790
   Class C shares                                                                     1,194,270             869,686
   Class Y shares                                                                            --               5,000
Reinvestment of distributions at net asset value
   Class A shares                                                                       162,750              73,630
   Class B shares                                                                       108,350               1,717
   Class C shares                                                                        10,881                 222
   Class Y shares                                                                            46                  22
Payments for redemptions
   Class A shares                                                                    (3,886,472)           (163,097)
   Class B shares (Note 2)                                                           (3,922,842)           (233,587)
   Class C shares (Note 2)                                                              (77,898)               (302)
                                                                                       --------             -------
Increase (decrease) in net assets from capital share transactions                    40,209,253          13,972,508
                                                                                     ----------          ----------
Total increase (decrease) in net assets                                              41,953,095          12,156,587
Net assets at beginning of period (Note 1)                                           61,966,988          49,810,401**
                                                                                     ----------          ----------
Net assets at end of period                                                        $103,920,083         $61,966,988
                                                                                   ============         ===========
Undistributed (excess of distributions over) net investment income                 $    (43,446)        $    13,406
                                                                                   ------------         -----------

 *   When shares became publicly available.

** Initial capital of $50,000,000 was contributed on June 12, 2003. The Fund had a decrease in net assets resulting from operations of $189,599 during the period from June 12, 2003 to June 19, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Limited Duration Bond Fund

(Unaudited as to Jan. 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Discovery Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Discovery Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in short- (0 to 3 years) to intermediate-term (4 to 10 years) investment grade securities, including securities issued by the U.S. government, corporate securities and mortgage- and asset-backed securities. On June 12, 2003, IDS Life Insurance Company (IDS Life), a wholly-owned subsidiary of American Express Financial Corporation (AEFC) invested $50,000,000 in the Fund which represented 4,997,000 shares for Class A, 1,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on June 19, 2003. As of Jan. 31, 2004, IDS Life owned approximately 47% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund will offer an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Jan. 31, 2004, the Fund has entered into outstanding when-issued securities of $5,896,565 and other forward-commitments of $1,123,396.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.54% to 0.415% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $20.50

o    Class B $21.50

o    Class C $21.00

o    Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
20   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $226,136 for Class A, $5,922 for Class B and $289 for Class C for the six months ended Jan. 31, 2004.

For the six months ended Jan. 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.98% for Class A, 1.74% for Class B, 1.74% for Class C and 0.82% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until July 31, 2004. Under this agreement, net expenses will not exceed 0.99% for Class A, 1.75% for Class B, 1.75% for Class C and 0.83% for Class Y of the Fund's average daily net assets.

During the six months ended Jan. 31, 2004, the Fund's custodian and transfer agency fees were reduced by $350 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $176,457,743 and $140,130,917, respectively, for the six months ended Jan. 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Jan. 31, 2004
                                             Class A     Class B    Class C     Class Y
Sold                                       3,116,920  1,663,043    122,582         --
Issued for reinvested distributions           16,575     11,053      1,110          5
Redeemed                                    (396,404)  (400,989)    (7,948)        --
                                           ---------  ---------    -------        ---
Net increase (decrease)                    2,737,091  1,273,107    115,744          5
                                           ---------  ---------    -------        ---

                                                   June 19, 2003* to July 31, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                         685,536    676,850     88,205        502
Issued for reinvested distributions            7,529        176         23          2
Redeemed                                     (16,633)   (23,912)       (31)        --
                                           ---------  ---------    -------        ---
Net increase (decrease)                      676,432    653,114     88,197        504
                                           ---------  ---------    -------        ---

* When shares became publicly available.

--------------------------------------------------------------------------------
21   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

5. INTEREST RATE FUTURES CONTRACTS

As of Jan. 31, 2004, investments in securities included securities valued at $50,189 that were pledged as collateral to cover initial margin deposits on 26 open sale contracts. The notional market value of the open sale contracts as of Jan. 31, 2004 was $2,949,375 with a net unrealized loss of $63,432. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $193,689 as of July 31, 2003, that will expire in 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                           2004(k)           2003(b)
Net asset value, beginning of period                                                  $9.65             $9.96
Income from investment operations:
Net investment income (loss)                                                            .11               .01
Net gains (losses) (both realized and unrealized)                                       .21              (.31)
Total from investment operations                                                        .32              (.30)
Less distributions:
Dividends from net investment income                                                   (.11)             (.01)
Net asset value, end of period                                                        $9.86             $9.65

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $83               $55
Ratio of expenses to average daily net assets(c),(e)                                   .98%(d)           .96%(d)
Ratio of net investment income (loss) to average daily net assets                     2.17%(d)          1.39%(d)
Portfolio turnover rate (excluding short-term securities)                              180%               36%
Total return(i)                                                                       3.35%(j)         (2.94%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                           2004(k)           2003(b)
Net asset value, beginning of period                                                  $9.66             $9.96
Income from investment operations:
Net investment income (loss)                                                            .07               .01
Net gains (losses) (both realized and unrealized)                                       .21              (.30)
Total from investment operations                                                        .28              (.29)
Less distributions:
Dividends from net investment income                                                   (.08)             (.01)
Net asset value, end of period                                                        $9.86             $9.66

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $19                $6
Ratio of expenses to average daily net assets(c),(f)                                  1.74%(d)          1.74%(d)
Ratio of net investment income (loss) to average daily net assets                     1.44%(d)          1.02%(d)
Portfolio turnover rate (excluding short-term securities)                              180%               36%
Total return(i)                                                                       2.85%(j)         (2.91%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                           2004(k)           2003(b)
Net asset value, beginning of period                                                  $9.65             $9.96
Income from investment operations:
Net investment income (loss)                                                            .07               .01
Net gains (losses) (both realized and unrealized)                                       .21              (.31)
Total from investment operations                                                        .28              (.30)
Less distributions:
Dividends from net investment income                                                   (.08)             (.01)
Net asset value, end of period                                                        $9.85             $9.65

Ratios/supplemental data
Net assets, end of period (in millions)                                                  $2                $1
Ratio of expenses to average daily net assets(c),(g)                                  1.74%(d)          1.72%(d)
Ratio of net investment income (loss) to average daily net assets                     1.42%(d)           .85%(d)
Portfolio turnover rate (excluding short-term securities)                              180%               36%
Total return(i)                                                                       2.85%(j)         (3.02%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                           2004(k)           2003(b)
Net asset value, beginning of period                                                  $9.65             $9.96
Income from investment operations:
Net investment income (loss)                                                            .11               .01
Net gains (losses) (both realized and unrealized)                                       .21              (.30)
Total from investment operations                                                        .32              (.29)
Less distributions:
Dividends from net investment income                                                   (.12)             (.02)
Net asset value, end of period                                                        $9.85             $9.65

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $--               $--
Ratio of expenses to average daily net assets(c),(h)                                   .82%(d)           .81%(d)
Ratio of net investment income (loss) to average daily net assets                     2.30%(d)          1.55%(d)
Portfolio turnover rate (excluding short-term securities)                              180%               36%
Total return(i)                                                                       3.32%(j)         (2.92%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.02% for the six months ended Jan. 31, 2004 and 2.40% for the period ended July 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.77% for the six months ended Jan. 31, 2004 and 3.16% for the period ended July 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.77% for the six months ended Jan. 31, 2004 and 3.16% for the period ended July 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.87% for the six months ended Jan. 31, 2004 and 2.24% for the period ended July 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Jan. 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
27   --   AXP LIMITED DURATION BOND FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Discovery Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          April 6, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          April 6, 2004